UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

BROOKFIELD REAL ASSETS INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD REAL ASSETS INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

2022

ANNUAL REPORT

DECEMBER 31, 2022

Brookfield Real Assets

Income Fund Inc.

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With approximately $22 billion of assets under management as of December 31, 2022, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with approximately $800 billion of assets under management as of December 31, 2022, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. For more information, go to https://publicsecurities.brookfield.com/en.

Brookfield Real Assets Income Fund Inc. (the "Fund") is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion of Fund Performance	3
Fund Performance	6
Portfolio Characteristics	8
Schedule of Investments	9
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Statement of Cash Flows	30
Financial Highlights	31
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	46
Tax Information	47
Compliance Certification	48
Additional Information Regarding the Fund	49
Information Concerning Trustees and Officers	79
Dividend Reinvestment Plan	82
Joint Notice of Privacy Policy	83

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Brookfield Real Assets Income Fund Inc. (the "Fund") for the for the year ended December 31, 2022.

Global financial markets experienced a historically challenging year in 2022. A war in Eastern Europe, soaring inflation and interest rate hikes to reign in costs resulted in steep losses across equities and fixed income. One of the few silver linings occurred at the very end of the year, when China announced faster-than-expected relaxing of COVID-19 restrictions.

The MSCI World Index declined 17.73% during the year, the steepest annual decline since 2008. The Barclays Global Aggregate Index fell 16.25% as the 10-Year U.S. Treasury Yield rose 236 basis points during the year. It was the largest annual increase on record (dating back to 1962). Conversely, the Bloomberg Commodity Index gained more than 16% as higher input and energy costs spurred global inflation.

2022 was a mixed year for real assets securities. Infrastructure securities lived up to their defensive nature, with utilities and energy infrastructure securities performing relatively well. Renewables, conversely, were negatively impacted by supply chain disruptions, rising costs of equipment and regulatory uncertainty. Global real estate securities underperformed broader markets, also experiencing their worst performance since 2008. No U.S. property types were immune from the downturn in 2022. The office, residential and industrial sectors posted the steepest declines, while mixed-use and retail landlords fared the best. Real asset high-yield and investment-grade securities performed roughly in-line with broad-market counterparts. Rate-sensitive issues (i.e., communications infrastructure) lagged, while those exposed to natural resources benefitted from strength in energy markets.

While 2022 was a challenging year across the board, we maintain that an allocation to real assets securities may provide long-term diversification to a broad investment portfolio. And return dispersions within the real assets sectors during 2022 highlight the importance of a diversified exposure across infrastructure, real estate and real asset debt.

We see tailwinds for listed real assets as 2023 kicks off. Our asset classes look especially inexpensive, after both stocks and bonds suffered in 2022; and we think valuations represent attractive entry points in many real asset sectors. Our teams see opportunities emerging across real assets around five key investment themes in 2023: Decarbonization; Deglobalization; Digitalization; Demand for quality; and Debt.

In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Funds' audited financial statements and schedules of investments as of December 31, 2022.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Real Assets Income Fund Inc.	Brookfield Public Securities Group LLC

2022 Annual Report

LETTER TO SHAREHOLDERS (continued)

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2022, and subject to change based on subsequent developments.

Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC provides filing administration for the Brookfield Real Assets Income Fund Inc.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2022, Brookfield Real Assets Income Fund Inc. (NYSE: RA) had a total return based on net asset value (NAV) of -11.13% and a total return based on market price of -12.66% (total returns assume the reinvestment of dividends and are exclusive of brokerage commissions). Based on the NYSE closing price of $15.58 on December 31, 2022, the Fund's shares had a distribution rate of 14.79% for the year.1

During 2022, the Fund continued to maintain its monthly distribution per share rate. On a total return basis, the Fund's real asset high yield, real estate equities, securitized credit, infrastructure equities, renewables equities, and preferreds sleeves all detracted from returns, partially mitigated by positive returns in energy midstream equities. Negative total returns were also mitigated by overall positive security selection within the allocations relative to their respective broad market indexes, particularly within real asset high yield.

In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.

REAL ASSET HIGH YIELD

The Fund's allocations to real asset high yield returned -8.20%.

The high yield market was negative in 2022, with the calendar year finishing as the second worst year of performance for broad high yield in more than 30 years of available data, as measured by the ICE BofA US High Yield Index which was down 11.22%. The Fund's allocation to real asset high yield outperformed this broad market performance. The portfolio's up-in-quality positioning, heavier exposure to energy and shorter duration all benefitted performance. The U.S. 10-Year Treasury Yield increased to 3.87% at the end of the year from 1.51% a year ago, as the Federal Reserve System (the "Fed") hiked interest rates several times throughout the year.

We anticipate continued volatility in 2023, following 2022's unfortunate combination of significantly wider credit spreads and much higher Treasury rates. That said, all-in yields going forward are more attractive than in recent years.

As 2023 kicks off, the Fed appears to be nearing the end of its hiking program (Fed fund futures predict two to three hikes in 2023), inflation is trending down, COVID seems manageable, China's economy is reopening, commodity prices are off their highs, and valuations of credit look attractive. However, we remain cautious on the economic outlook given the continued strength of the U.S. economy and our expectation that the Fed may ultimately push the economy into a recession with its aggressive efforts to slow growth to tame inflation. Further, significant rate increases thus far have yet to be fully reflected in the economy, a process that could take multiple months. In addition, geopolitical turmoil remains, U.S. political divisions are large, and economic indicators continue to send mixed signals.

We expect credit spreads to widen over the course of the year as the impact of interest rate hikes is more fully absorbed into the economy, contributing to softer corporate earnings and a more restrained consumer sector. Additionally, the Fed has been vocal about having elevated rates for longer to prevent an inflation resurgence, suggesting the Fed may remain hawkish over the intermediate term. We continue to favor up-in-quality high-yield credit with a neutral duration position.

SECURITIZED CREDIT

The Fund's allocations to residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) returned -4.62% and -1.54%, respectively.

The Fund's RMBS exposure is principally floating rate, legacy securities issued prior to the Global Financial Crisis. As these securities continue to mature, we are actively reinvesting into wider trading, new issue opportunities. While

Past performance is no guarantee of future results.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

the residential market broadly faces demand and affordability challenges, we believe our holdings will not experience high default rates. The majority of the portfolio is represented by borrowers which have been in their mortgages since 2007 and fundamentals within the existing home market are still healthy as inventory is still near historic lows Additionally, we believe higher mortgage rates may keep borrowers with existing mortgages at rates of 3% to 3.5% reluctant to sell, further limiting supply.

Within CMBS, our allocation remains focused primarily on floating rate, single asset-single borrower securities and commercial real estate collateralized loan obligations (CRE CLOs), along with a modest amount in commercial real estate private loans. We continue to favor reopening beneficiaries such as multifamily and logistics, despite their sensitivity to longer term interest rates given how tight cap rates were coming out of COVID. We are also constructive on select hospitality securities that offer attractive risk-adjusted value. Finally, we find certain CRE CLOs with healthy exposure to multifamily and strong sponsors attractive. We remain hesitant on the office sector.

INFRASTRUCTURE EQUITIES

The Fund's allocations to infrastructure equities and renewables equities returned -4.00% and -11.87%, respectively, while energy midstream equities returned +23.27%.

Listed infrastructure did experience volatility throughout the period but did prove more resilient and outperformed global equities. The FTSE Global Core Infrastructure 50/50 Index returned -4.87%, outperforming the MSCI World, which returned -18.14%. Energy midstream was the clear leader within the sector, with the Alerian Midstream Energy Index returning 21.53%. Tightening supply/demand dynamics and rising commodity prices given the aftermath of the War in Ukraine were drivers of performance. In addition, U.S. Liquefied Natural Gas gained new strategic importance in terms of meeting global demand. Communications, largely driven by towers, lagged throughout the period as rising interest rates and valuation concerns weighed on performance.

We are actively watching three topics as we begin 2023.

1.  Gas Storage levels in Europe: It's been a relatively mild winter so far, and we haven't seen huge storage drawdowns, factors that have helped keep power prices more stable in recent months. However, if there is an extended period of cold weather, or some kind of additional supply shock, and supply levels fall to unsustainable levels, we would expect to see a significant rise in power prices. Given already existing inflationary and interest rate pressures, rising power prices could contribute to a recession in the region. This would potentially impact our positioning around more economically sensitive subsectors.

2.  China Reopening: We expect China to begin a period of reopening over the coming months. Increased mobility in and out of China could increase demand for commodities, notably liquefied natural gas, as well as be a positive for travel in the region.

3.  Impacts from Legislation: We are already beginning to see a pickup in investment in carbon capture in the U.S. due to the Inflation Reduction Act. As this new technology becomes more profitable, many midstream assets could potentially be repurposed, creating investment opportunities for North American energy infrastructure companies.

Within utilities, we are more positive now toward companies in the U.S., where we feel uncertainties have been removed. We favor more defensive companies with potential catalysts in what may be a volatile environment. In Europe, we favor companies that may benefit from current power pricing dynamics. Regulation in the region is also opening opportunities around carbon capture and new technologies for select utilities. We also see value in U.S. gas utilities after the spike in gas prices pressured valuations. The consensus view is that elevated gas prices may hurt growth, as the rate of bill inflation is predicted to be driven by the cost of gas rather than capital investment and earnings growth the utilities sector. We believe this is an overreaction that assumes that gas prices will remain elevated and that North American natural gas producers will not ramp production in a higher-price regime. We are cautious around water utilities given valuation concerns. We are taking advantage of select opportunities within electric utilities, particularly in Europe. Several of these names sold off over concerns around high power prices.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Within transports, we believe there are more attractive opportunities elsewhere, particularly due to potential for an economic slowdown. However, attractive valuation opportunities may emerge. Within communications, our overweight stems from companies outside of the U.S. that we believe offer attractive risk-reward given stock-specific catalysts. Within energy infrastructure, we favor natural gas-oriented assets in North America; however, after significant outperformance we see reasons to redeploy some capital elsewhere.

REAL ESTATE EQUITIES

The Fund's allocation to real estate equities returned -21.31%.

For the year, the FTSE EPRA Nareit Developed Index declined nearly 25% in light of higher interest rates and an uncertain economic outlook. By region, Asia Pacific and North America were down roughly 11% and 25%, respectively, while Europe declined more than 40% for the year. No U.S. property types were immune from the downturn in 2022. The office, residential and industrial sectors posted the steepest declines, while mixed-use and retail landlords fared the best.

Overall, we continue to see positive rent growth across most U.S. property types. We anticipate this growth may continue throughout 2022, although the rate of growth may slow in the latter half of the year in select sectors. Real estate demand is robust across the board, and strongest in sectors like industrial, residential and self storage. A strong consumer is helping demand rebound in the retail sector, following the damage the sector experienced when the pandemic began. Despite the Omicron COVID-19 variant, hotel fundamentals have remained strong in our view. RevPAR (revenue per available room) trends have exhibited recent strength, driven by leisure travel demand. We anticipate these trends may improve further if a rebound in business and group travel occurs in 2022.

Outside the U.S., regional property recoveries will be contingent on local responses to COVID-19 outbreaks. As the virus becomes more of an endemic disease, we would expect responses like regional lockdowns or remote work orders to become less frequent. However, with the Omicron variant, we have learned that predicting local responses can be challenging. We believe we are positioned in the best property markets globally based on valuations and potential for long-term outperformance as the global economy reopens.

OVERALL OUTLOOK

We believe global growth may skew to the downside in 2023 amid persistent inflation and further tightening of financial conditions. We expect volatility to remain elevated until global growth eventually slows to coincide with target inflation, driving an end to monetary tightening. As a result, we are defensively positioned within our portfolio, with significant positions in real asset high yield and securitized credit.

The material increase in bond yields over the past year has made real asset high yield more attractive on a risk-adjusted basis. Within equities, we continue to favor infrastructure over real estate due to infrastructure's potential outperformance in down markets and tighter inflation linkage. Within infrastructure, we are most constructive on renewables and energy midstream equities, which we believe should benefit from the energy transition toward renewable power and the global push for energy security. Within real estate, although valuations appear attractive, we believe slowing economic growth may pressure this more cyclical sector further.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2022	1 Year	5 Years	Since Inception*
Brookfield Real Assets Income Fund Inc. - Based on Net Asset Value	-11.13%	2.03%	3.48%
Brookfield Real Assets Income Fund Inc. - Based on Market Price	-12.66%	4.78%	6.57%
ICE BofA U.S. High Yield Index	-11.17%	2.13%	3.28%

*  Inception date of December 2, 2016.

The graph below illustrates a hypothetical investment of $10,000 in the Fund—based on market price from the commencement of investment operations on December 5, 2016 to December 31, 2022 compared to the ICE BofAML U.S. High Yield Index.

The table and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Disclosure

Past performance is no guarantee of future results.

All returns shown in USD.

ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that

Past performance is no guarantee of future results.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Fund Performance (Unaudited)

the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund's prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund's net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund's common stock, among others.

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.

THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund's investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade ("high yield" or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2022 and subject to change based on subsequent developments.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Portfolio Characteristics (Unaudited)

December 31, 2022

PORTFOLIO STATISTICS
Annualized distribution rate[1]	14.79%
Weighted average coupon	5.00%
Weighted average life	2.12 years
Percentage of leveraged assets	26.59%
Total number of holdings	497
ASSET BY COUPON TYPE DISTRIBUTION[2]
Corporate Credit
— Real Estate	12.1%
— Infrastructure	23.8%
— Natural Resources	8.0%
Total Corporate Credit	43.9%
Securitized Credit
— Residential Mortgage-Backed Securities	21.0%
— Commercial Mortgage-Backed Securities	10.2%
— Other	1.7%
Total Securitized Credit	32.9%
Equities
— Real Estate	7.7%
— Infrastructure	9.6%
— Natural Resources	3.5%
Total Equities	20.8%
Money Market Fund	2.4%
Total	100.0%
FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	15.1%
BB	40.2%
B	13.5%
CCC and Below	6.8%
Unrated	24.4%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the December 31, 2022 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2022, 68.96% of its distributions are estimated to be a return of capital.

2 Percentages are based on total market value of investments.

3 Percentages are based on total market value of fixed income securities.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments

December 31, 2022

	Principal Amount	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.2%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association 6.85%, 1997-79, Class PL, 12/18/2027	$27,770	$28,322
U.S. Government Agency Pass-Through Certificates – 0.2%
Federal Home Loan Mortgage Corporation 8.50%, Pool C55166, 07/01/2031	69,265	70,105
8.50%, Pool C55167, 07/01/2031	35,539	35,838
8.50%, Pool C55169, 07/01/2031	41,563	42,038
8.00%, Pool C56878, 08/01/2031	34,009	33,991
8.00%, Pool C58516, 09/01/2031	27,389	27,374
8.00%, Pool C59641, 10/01/2031	28,867	28,849
7.00%, Pool C69047, 06/01/2032	131,309	138,475
Federal National Mortgage Association 7.50%, Pool 827853, 10/01/2029	9,325	9,315
8.79%, Pool 458132, 03/15/2031	6,576	6,547
7.50%, Pool 545990, 04/01/2031	110,035	114,612
9.00%, Pool 545436, 10/01/2031	112,405	121,382
8.50%, Pool 636449, 04/01/2032	129,257	138,007
7.00%, Pool 645912, 06/01/2032	126,606	133,049
7.00%, Pool 645913, 06/01/2032	131,851	138,454
7.00%, Pool 650131, 07/01/2032	135,213	142,558
7.50%, Pool 255053, 12/01/2033	40,361	43,291
7.50%, Pool 735576, 11/01/2034	105,431	111,083
8.00%, Pool 735800, 01/01/2035	121,655	131,233
7.50%, Pool 896391, 06/01/2036	73,688	73,526
Total U.S. Government Agency Pass-Through Certificates		1,539,727
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,520,325)		1,568,049
SECURITIZED CREDIT – 43.3%
Commercial Mortgage-Backed Securities – 11.9%
ACAM Ltd. 7.19%, 2019-FL1, Class D (1 Month SOFR + 2.86%), 11/17/2034 (a),(b),(c)	1,902,000	1,778,909
7.44%, 2019-FL1, Class E (1 Month SOFR + 3.11%), 11/17/2034 (a),(b),(c)	2,098,000	1,923,001
BAMLL Commercial Mortgage Securities Trust 9.32%, 2021-JACX, Class F (1 Month US LIBOR + 5.00%), 09/15/2038 (a),(c)	5,000,000	4,403,710
BBCMS Mortgage Trust 9.12%, 2021-AGW, Class G (1 Month US LIBOR + 4.80%), 06/15/2036 (a),(c)	4,000,000	3,546,817
BBCMS Trust 7.27%, 2018-BXH, Class F (1 Month US LIBOR + 2.95%), 10/15/2037 (a),(c)	3,000,000	2,739,796
Beast Mortgage Trust 8.77%, 2021-1818, Class F (1 Month US LIBOR + 4.45%), 03/15/2036 (a),(c)	1,250,000	1,038,982
Benchmark Mortgage Trust 3.11%, 2018-B6, Class E, 10/10/2051 (a)	2,000,000	1,243,707
BWAY Mortgage Trust 4.87%, 2022-26BW, Class E, 02/10/2044 (a),(b)	3,000,000	1,923,897
BX Trust 7.95%, 2019-RP, Class E (1 Month US LIBOR + 3.64%), 06/15/2034 (a),(c)	1,600,000	1,494,743
8.35%, 2021-SDMF, Class J (1 Month US LIBOR + 4.03%), 09/15/2034 (a),(c)	5,000,000	4,577,575
CGDB Commercial Mortgage Trust 7.31%, 2019-MOB, Class G (1 Month US LIBOR + 2.99%), 11/15/2036 (a),(c)	4,869,000	4,483,853

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Citigroup Commercial Mortgage Trust 8.97%, 2021-KEYS, Class G (1 Month US LIBOR + 4.65%), 10/15/2036 (a),(c),(e)	$3,500,000	$3,321,464
CLNC Ltd. 7.64%, 2019-FL1, Class E (1 Month SOFR + 3.31%), 08/20/2035 (a),(b),(c)	3,000,000	2,761,987
CSAIL Commercial Mortgage Trust 4.92%, 2018-C14, Class E, 11/15/2051 (a)	3,000,000	1,919,143
DBCCRE Mortgage Trust 4.93%, 2014-ARCP, Class E, 01/10/2034 (a)	2,000,000	1,779,887
European Loan Conduit 4.05%, 36A, Class C (3 Month EURIBOR + 2.25%), 02/17/2030 (a),(b),(c)	€938,792	932,551
Federal Home Loan Mortgage Corp. 4.33%, K-152, Class X3, 11/25/2055	5,250,000	1,462,285
FS Rialto 6.83%, 2019-FL1, Class C (1 Month US LIBOR + 2.50%), 12/16/2036 (a),(b),(c)	2,000,000	1,908,677
Great Wolf Trust 7.45%, 2019-WOLF, Class F (1 Month SOFR + 3.13%), 12/15/2036 (a),(c)	3,000,000	2,812,456
GS Mortgage Securities Corp. II 5.05%, 2021-RENT, Class A (1 Month US LIBOR + 0.70%), 11/21/2035 (a),(c)	899,787	830,589
GS Mortgage Securities Corporation Trust 10.05%, 2021-RENT, Class G (1 Month US LIBOR + 5.70%), 11/21/2035 (a),(c)	2,039,865	1,858,295
GS Mortgage Securities Trust 2.45%, 2020-GC47, Class F, 05/12/2053 (a)	3,500,000	1,786,631
Hilton USA Trust 5.52%, 2016-SFP, Class E, 11/05/2035 (a)	1,300,000	1,224,989
6.16%, 2016-SFP, Class F, 11/05/2035 (a)	3,303,000	3,075,377
4.19%, 2016-HHV, Class E, 11/05/2038 (a)	16,000,000	13,801,795
JP Morgan Chase Commercial Mortgage Securities Trust 9.17%, 2021-1440, Class F (1 Month US LIBOR + 4.85%), 03/15/2036 (a),(c)	2,586,000	2,498,745
8.58%, 2021-HTL5, Class F (1 Month US LIBOR + 4.27%), 11/15/2038 (a),(c)	3,201,000	2,896,713
KIND Trust 7.57%, 2021-KIND, Class E (1 Month US LIBOR + 3.25%), 08/15/2038 (a),(c)	1,489,237	1,360,038
8.27%, 2021-KIND, Class F (1 Month US LIBOR + 3.95%), 08/15/2038 (a),(c)	2,978,474	2,678,517
Last Mile Securities 5.00%, 2021-1A, Class F (3 Month EURIBOR + 5.00%), 08/17/2031 (a),(b),(c)	€2,037,581	1,920,027
Morgan Stanley Capital I Trust 2.73%, 2017-HR2, Class D, 12/15/2050 (a)	3,000,000	2,011,960
Ribbon Finance PLC 6.04%, 2018-1, Class F (Sterling Overnight Index Average + 3.27%), 04/20/2028 (b),(c)	£307,228	350,207
SLIDE 6.87%, 2018-FUN, Class E (1 Month US LIBOR + 2.55%), 06/15/2031 (a),(c)	2,727,217	2,666,177
Taurus IT SRL 3.69%, 2018-IT1, Class D (3 Month EURIBOR + 3.35%), 05/18/2030 (b),(c)	€65,205	62,116
TPG Real Estate Finance Issuer Ltd. 8.68%, 2021-FL4, Class E (1 Month US LIBOR + 4.35%), 03/15/2038 (a),(b),(c)	4,000,000	3,654,186
TTAN 8.52%, 2021-MHC, Class G (1 Month US LIBOR + 4.20%), 03/15/2038 (a),(c)	4,934,150	4,391,960
VMC Finance LLC 7.84%, 2021-FL4, Class D (1 Month US LIBOR + 3.50%), 06/16/2036 (a),(c)	893,000	841,395
8.29%, 2021-FL4, Class E (1 Month US LIBOR + 3.95%), 06/16/2036 (a),(c)	3,107,000	2,867,312
8.84%, 2021-HT1, Class B (1 Month US LIBOR + 4.50%), 01/18/2037 (a),(c)	5,000,000	4,714,077
Wachovia Bank Commercial Mortgage Trust 5.79%, 2006-C28, Class E, 10/15/2048	1,502,432	1,498,347
Total Commercial Mortgage-Backed Securities		103,042,893

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Commercial Real Estate – 1.9%
111 Wall Street Senior Mezzanine Loan, 10.25% (1 Month LIBOR USD + 9.25%, 0.50% Floor), 07/01/23 (Acquired 06/09/21 – 10/01/22, Cost $4,366,604) (c),(d),(e)	$4,379,523	$4,379,524
125 West End Office Mezz LLC Mezzanine Loan, 11.00% (1 Month LIBOR USD + 10.50%, 0.50% Floor), 03/12/26 (Acquired 03/11/21 – 12/02/22, Cost $2,137,047) (c),(d),(e)	2,171,936	2,171,936
575 Lexington Junior Mezzanine Loan, 10.50% (1 Month LIBOR USD + 10.00%, 0.50% Floor), 06/18/23, (Acquired 3/17/2021 – 7/11/2022, cost $4,819,046) (c),(d),(e),(l)	4,824,484	4,824,484
Hyatt Lost Pines Mezzanine Loan, 9.41% (1 Month LIBOR USD + 6.70%), 09/09/24 (Acquired 9/17/2021, cost $4,985,180) (c),(d),(e)	5,000,000	5,000,000
Total Commercial Real Estate		16,375,944
Interest-Only Securities – 0.3%
Government National Mortgage Association 0.41%, 2010-132, Class IO, 11/16/2052	186,393	475
JP Morgan Mortgage Trust 0.29%, 2014-5, Class AX4, 10/25/2029 (a)	2,510,549	8,861
0.25%, 2015-4, Class 2X1, 06/25/2045 (a)	38,362,612	292,745
0.24%, 2021-INV1, Class AX1, 10/25/2051 (a)	47,194,614	505,053
Mello Mortgage Capital Acceptance 0.12%, 2021-INV1, Class AX1, 06/25/2051 (a)	50,695,988	277,581
Morgan Stanley Capital I Trust 1.25%, 2016-UBS9, Class XE, 03/15/2049 (a)	14,999,000	507,548
Vendee Mortgage Trust 0.00%, 1997-2, Class IO, 06/15/2027	2,164,827	2
Voyager CNTYW Delaware Trust 45.32%, 2009-1, Class 3QB1, 03/16/2030 (a)	1,335,689	1,260,713
Total Interest-Only Securities		2,852,978
Other – 1.0%
Lehman ABS Manufactured Housing Contract Trust 6.63%, 2001-B, Class M1, 04/15/2040	3,976,466	3,892,735
Mid-State Trust X 7.54%, 10, Class B, 02/15/2036	1,675,512	1,672,415
Oakwood Mortgage Investors, Inc. 6.93%, 2001-D, Class A4, 09/15/2031	516,462	295,251
6.81%, 2001-E, Class A4, 12/15/2031	2,904,254	2,977,130
Total Other		8,837,531
Residential Mortgage-Backed Securities – 28.2%
Alternative Loan Trust
4.89%, 2005-10CB, Class 1A1 (1 Month US LIBOR + 0.50%), 05/25/2035 (c)	1,365,368	1,038,201
5.01%, 2005-59, Class 1A1 (1 Month US LIBOR + 0.66%), 11/20/2035 (c)	5,894,231	5,283,186
2.92%, 2005-84, Class 2A1, 02/25/2036	10,252,442	9,462,703
5.09%, 2006-19CB, Class A9 (1 Month US LIBOR + 0.70%), 08/25/2036 (c)	1,892,727	1,010,394
10.85%, 2006-23CB, Class 2A7 (1 Month US LIBOR + 28.40%), 08/25/2036 (c),(f)	1,193,883	722,899
6.00%, 2006-29T1, Class 2A5, 10/25/2036	1,114,297	685,164
6.50%, 2006-29T1, Class 2A6, 10/25/2036	1,748,594	1,126,037
34.00%, 2006-29T1, Class 3A3 (1 Month US LIBOR + 78.40%), 10/25/2036 (c),(f)	631,284	1,096,864
6.00%, 2006-41CB, Class 2A12, 01/25/2037	9,342,793	5,371,942

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
SECURITIZED CREDIT (continued)
6.00%, 2006-41CB, Class 2A14, 01/25/2037	$1,138,656	$654,707
6.00%, 2006-41CB, Class 2A17, 01/25/2037	1,113,519	640,254
6.00%, 2006-41CB, Class 1A7, 01/25/2037	1,057,564	622,947
6.00%, 2006-45T1, Class 2A5, 02/25/2037	2,011,042	1,188,458
4.79%, 2007-2CB, Class 2A11 (1 Month US LIBOR + 0.40%), 03/25/2037 (c)	2,390,054	1,119,351
5.75%, 2007-12T1, Class A22, 06/25/2037	1,746,535	897,269
5.75%, 2007-15CB, Class A2, 07/25/2037	881,984	549,531
5.75%, 2007-15CB, Class A5, 07/25/2037	811,850	505,832
4.89%, 2007-16CB, Class 4A5 (1 Month US LIBOR + 0.50%), 08/25/2037 (c)	3,890,820	2,812,141
4.67%, 2007-OA3, Class 1A1 (1 Month US LIBOR + 0.28%), 04/25/2047 (c)	6,210,450	5,713,121
4.81%, 2007-HY6, Class A1 (1 Month US LIBOR + 0.42%), 08/25/2047 (c)	2,204,369	1,813,606
Bellemeade Re Ltd. 7.29%, 2018-1A, Class M2 (1 Month US LIBOR + 2.90%), 04/25/2028 (a),(b),(c)	1,643,071	1,636,069
7.14%, 2018-3A, Class M2 (1 Month US LIBOR + 2.75%), 10/25/2028 (a),(b),(c)	3,922,000	3,883,392
7.49%, 2019-2A, Class M2 (1 Month US LIBOR + 3.10%), 04/25/2029 (a),(b),(c)	1,715,000	1,675,594
7.24%, 2019-4A, Class M2 (1 Month US LIBOR + 2.85%), 10/25/2029 (a),(b),(c)	3,798,000	3,723,139
8.09%, 2020-3A, Class M1C (1 Month US LIBOR + 3.70%), 10/25/2030 (a),(b),(c)	1,881,130	1,884,723
6.83%, 2021-2A, Class M2 (30-Day SOFR + 2.90%), 06/25/2031 (a),(b),(c)	2,353,000	2,093,602
7.08%, 2021-3A, Class M2 (30-Day SOFR + 3.15%), 09/25/2031 (a),(b),(c)	1,389,000	1,181,655
BRAVO Residential Funding Trust 5.50%, 2022-NQM3, Class A3, 07/25/2062 (a)	1,921,545	1,862,768
Chase Mortgage Finance Trust 3.50%, 2005-A2, Class 3A2, 01/25/2036	813,569	693,888
3.39%, 2007-A1, Class 11M1, 03/25/2037	1,999,347	1,747,636
CHL Mortgage Pass-Through Trust 6.00%, 2004-21, Class A10, 11/25/2034	39,097	35,393
5.04%, 2006-20, Class 1A18 (1 Month US LIBOR + 0.65%), 02/25/2037 (c)	3,848,466	1,861,730
5.50%, 2007-5, Class A29, 05/25/2037	170,864	97,293
6.00%, 2007-18, Class 1A1, 11/25/2037	201,682	117,215
CHNGE Mortgage Trust 3.99%, 2022-1, Class M1, 01/25/2067 (a)	2,700,000	2,265,512
4.54%, 2022-1, Class B1, 01/25/2067 (a)	2,500,000	1,889,065
4.64%, 2022-2, Class B1, 03/25/2067 (a)	3,000,000	2,216,448
Citicorp Mortgage Securities Trust 5.29%, 2006-5, Class 1A11 (1 Month US LIBOR + 0.90%), 10/25/2036 (c)	336,568	293,165
Citigroup Mortgage Loan Trust 3.56%, 2007-AR5, Class 1A2A, 04/25/2037	459,642	407,489
6.10%, 2009-8, Class 2A2, 04/25/2037 (a)	4,518,115	2,911,411
CWABS Asset-Backed Certificates 6.23%, 2006-13, Class 1AF4, 01/25/2037	1,160,296	1,114,136
Deephaven Residential Mortgage Trust 4.34%, 2022-2, Class B1, 03/25/2067 (a)	3,000,000	2,066,530
Eagle Re Ltd. 6.09%, 2018-1, Class M1 (1 Month US LIBOR + 1.70%), 11/25/2028 (a),(c)	830,565	827,451
Eagle RE Ltd. 7.39%, 2018-1, Class M2 (1 Month US LIBOR + 3.00%), 11/25/2028 (a),(b),(c)	4,346,000	4,340,515
8.39%, 2018-1, Class B1 (1 Month US LIBOR + 4.00%), 11/25/2028 (a),(b),(c)	500,000	501,998
First Horizon Alternative Mortgage Securities Trust 5.04%, 2005-FA8, Class 1A6 (1 Month US LIBOR + 0.65%), 11/25/2035 (c)	1,124,753	536,621

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
SECURITIZED CREDIT (continued)
GCAT Trust 5.73%, 2022-NQM4, Class A2, 08/25/2067 (a),(g)	$973,600	$972,448
5.73%, 2022-NQM4, Class A3, 08/25/2067 (a),(g)	486,800	470,306
5.76%, 2022-NQM4, Class M1, 08/25/2067 (a)	250,000	219,219
GMACM Home Equity Loan Trust 4.89%, 2005-HE3, Class A2 (1 Month US LIBOR + 0.50%), 02/25/2036 (c)	627,253	582,914
4.89%, 2005-HE3, Class A1VN (1 Month US LIBOR + 0.50%), 02/25/2036 (a),(c)	561,873	522,156
6.05%, 2007-HE2, Class A2, 12/25/2037	328,056	313,739
6.19%, 2007-HE2, Class A3, 12/25/2037	631,973	605,894
Great Wolf Trust 7.05%, 2019-WOLF, Class E (1 Month SOFR + 2.73%), 12/15/2036 (a),(c)	2,000,000	1,892,554
GSAMP Trust 4.69%, 2006-NC2, Class A2C (1 Month US LIBOR + 0.30%), 06/25/2036 (c)	477,405	258,244
GSR Mortgage Loan Trust 3.80%, 2006-AR1, Class 2A4, 01/25/2036	2,415,791	2,250,269
4.69%, 2007-1F, Class 4A1 (1 Month US LIBOR + 0.30%), 01/25/2037 (c)	5,965,664	1,730,263
Home Equity Asset Trust 4.69%, 2006-7, Class 2A3 (1 Month US LIBOR + 0.30%), 01/25/2037 (c)	4,047,934	3,274,825
Home Re Ltd. 7.39%, 2018-1, Class M2 (1 Month US LIBOR + 3.00%), 10/25/2028 (a),(b),(c)	2,286,712	2,271,367
7.64%, 2019-1, Class M2 (1 Month US LIBOR + 3.25%), 05/25/2029 (a),(b),(c)	4,681,000	4,606,151
5.53%, 2021-2, Class M1B (30-Day SOFR + 1.60%), 01/25/2034 (a),(b),(c)	885,000	864,687
6.73%, 2021-2, Class M1C (30-Day SOFR + 2.80%), 01/25/2034 (a),(b),(c)	4,472,000	3,924,611
7.18%, 2021-2, Class M2 (30-Day SOFR + 3.25%), 01/25/2034 (a),(b),(c)	5,331,000	4,552,461
Imperial Fund Mortgage Trust 5.39%, 2022-NQM5, Class A1, 08/25/2067 (a),(g)	717,874	712,833
6.12%, 2022-NQM5, Class A2, 08/25/2067 (a),(g)	478,582	480,802
6.25%, 2022-NQM5, Class M1, 08/25/2067 (a),(g)	1,026,000	914,008
IndyMac INDA Mortgage Loan Trust 3.01%, 2007-AR1, Class 1A1, 03/25/2037	682,436	546,102
3.77%, 2007-AR3, Class 1A1, 07/25/2037	1,747,020	1,552,482
Irwin Home Equity Loan Trust 6.27%, 2006-1, Class 2A3, 09/25/2035 (a),(g)	401,258	399,663
JP Morgan Mortgage Trust 3.01%, 2003-A1, Class B4, 10/25/2033 (a)	82,607	74,267
3.51%, 2003-A2, Class B4, 11/25/2033 (a)	73,207	1
3.23%, 2007-A2, Class 3A2, 04/25/2037	3,948,271	3,157,483
3.04%, 2021-INV1, Class B5, 10/25/2051 (a)	254,000	73,741
3.04%, 2021-INV1, Class B6, 10/25/2051 (a)	573,000	127,391
JPMorgan Chase Bank NA 5.23%, 2021-CL1, Class M1 (30-Day SOFR + 1.30%), 03/25/2051 (a),(c)	263,656	232,120
MASTR Asset Backed Securities Trust 4.69%, 2006-NC2, Class A4 (1 Month US LIBOR + 0.30%), 08/25/2036 (c)	7,799,111	2,968,945
4.87%, 2006-NC2, Class A5 (1 Month US LIBOR + 0.48%), 08/25/2036 (c)	385,416	146,719
4.59%, 2006-NC3, Class A3 (1 Month US LIBOR + 0.20%), 10/25/2036 (c)	2,719,821	1,373,391
4.71%, 2006-NC3, Class A4 (1 Month US LIBOR + 0.32%), 10/25/2036 (c)	4,588,673	2,317,083
Mello Mortgage Capital Acceptance 2.63%, 2021-INV1, Class B6, 06/25/2051 (a)	352,021	77,831
2.97%, 2021-INV1, Class B5, 06/25/2051 (a)	128,000	36,957
2.97%, 2021-INV1, Class B4, 06/25/2051 (a)	495,084	292,692
MFA Trust 3.29%, 2021-INV1, Class B1, 01/25/2056 (a)	700,000	535,200

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
SECURITIZED CREDIT (continued)
New Residential Mortgage Loan Trust 6.68%, 2022-RTL1, Class A1V (30-Day SOFR + 2.75%), 12/25/2026 (a),(c)	$2,000,000	$1,977,872
NewRez Warehouse Securitization Trust 7.64%, 2021-1, Class E (1 Month US LIBOR + 3.25%), 05/25/2055 (a),(c)	1,000,000	959,589
Nomura Resecuritization Trust 3.03%, 2014-1R, Class 2A11 (1 Month US LIBOR + 0.13%), 02/26/2037 (a),(c)	23,751,393	17,254,846
3.47%, 2015-1R, Class 3A7, 03/26/2037 (a)	4,302,054	2,824,879
3.24%, 2015-11R, Class 4A5, 06/26/2037 (a)	2,906,286	2,844,914
4.80%, 2015-1R, Class 4A7, 12/26/2037 (a)	1,357,150	1,216,889
Oaktown Re Ltd. 7.24%, 2018-1A, Class M2 (1 Month US LIBOR + 2.85%), Perpetual (a),(b),(c)	5,156,000	5,080,120
6.94%, 2019-1A, Class M2 (1 Month US LIBOR + 2.55%), 07/25/2029 (a),(b),(c)	2,084,000	2,064,383
7.28%, 2021-2, Class M1C (30-Day SOFR + 3.35%), 04/25/2034 (a),(b),(c)	3,769,000	3,455,039
OBX Trust 5.70%, 2022-NQM7, Class A2, 08/25/2062 (a),(g)	2,400,753	2,390,224
Option One Mortgage Loan Trust 5.66%, 2007-FXD1, Class 3A6, 01/25/2037 (g)	191,692	183,619
PRPM LLC 2.36%, 2020-6, Class A1, 11/25/2025 (a),(g)	590,864	541,153
4.70%, 2020-6, Class A2, 11/25/2025 (a),(g)	1,350,000	1,112,935
2.12%, 2021-1, Class A1, 01/25/2026 (a)	3,630,771	3,342,890
3.72%, 2021-1, Class A2, 01/25/2026 (a)	2,000,000	1,710,801
2.12%, 2021-2, Class A1, 03/25/2026 (a)	3,203,631	2,955,693
3.77%, 2021-2, Class A2, 03/25/2026 (a)	1,935,000	1,642,533
1.87%, 2021-3, Class A1, 04/25/2026 (a),(g)	463,243	416,610
1.79%, 2021-5, Class A1, 06/25/2026 (a),(g)	771,537	701,437
3.72%, 2021-5, Class A2, 06/25/2026 (a),(g)	2,500,000	2,194,031
1.87%, 2021-7, Class A1, 08/25/2026 (a),(g)	2,124,572	1,903,388
2.49%, 2021-10, Class A1, 10/25/2026 (a),(g)	1,326,743	1,216,843
4.83%, 2021-10, Class A2, 10/25/2026 (a),(g)	3,000,000	2,589,717
3.72%, 2022-1, Class A1, 02/25/2027 (a),(g)	1,289,479	1,193,840
6.29%, 2022-1, Class A2, 02/25/2027 (a),(g)	500,000	466,929
5.00%, 2022-2, Class A1, 03/25/2027 (a),(g)	2,680,773	2,505,847
Radnor RE Ltd. 8.19%, 2018-1, Class B1 (1 Month US LIBOR + 3.80%), 03/25/2028 (a),(b),(c)	2,285,000	2,266,151
7.59%, 2019-1, Class M2 (1 Month US LIBOR + 3.20%), 02/25/2029 (a),(b),(c)	2,769,000	2,682,758
5.84%, 2020-1, Class M1B (1 Month US LIBOR + 1.45%), 01/25/2030 (a),(b),(c)	1,781,000	1,765,906
5.63%, 2021-1, Class M1B (30-Day SOFR + 1.70%), 12/27/2033 (a),(b),(c)	1,000,000	979,532
7.08%, 2021-1, Class M2 (30-Day SOFR + 3.15%), 12/27/2033 (a),(b),(c)	1,443,000	1,266,853
RALI Trust 6.00%, 2006-QS3, Class 1A10, 03/25/2036	1,677,507	1,432,049
24.20%, 2006-QS14, Class A30 (1 Month US LIBOR + 81.25%), 11/25/2036 (c),(f)	53,000	82,857
2.90%, 2006-QO7, Class 2A1 (12 Month US Treasury Average + 0.85%), 09/25/2046 (c)	5,418,739	4,480,396
4.71%, 2007-QO3, Class A1 (1 Month US LIBOR + 0.32%), 03/25/2047 (c)	1,151,944	1,039,548
RFMSI Trust 5.50%, 2007-S3, Class 1A5, 03/25/2037	1,294,958	987,243
Seasoned Credit Risk Transfer Trust 4.50%, 2019-4, Class M, 02/25/2059 (a)	1,617,000	1,350,929
4.25%, 2021-1, Class M, 09/25/2060 (a)	2,000,000	1,714,918
4.50%, 2022-1, Class M, 11/25/2061 (a)	3,000,000	2,317,114

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Securitized Asset Backed Receivables LLC Trust 4.69%, 2006-NC3, Class A2B (1 Month US LIBOR + 0.30%), 09/25/2036 (c)	$5,488,359	$1,889,461
4.69%, 2007-NC1, Class A2B (1 Month US LIBOR + 0.30%), 12/25/2036 (c)	3,411,102	1,742,676
STAR Trust 7.19%, 2021-SFR2, Class F (1 Month US LIBOR + 2.85%), 01/17/2024 (a),(c)	3,000,000	2,870,164
8.02%, 2022-SFR3, Class E2 (1 Month SOFR + 3.70%), 05/17/2024 (a),(c)	3,750,000	3,702,770
Tricon American Homes 4.88%, 2020-SFR1, Class F, 07/17/2038 (a)	1,808,000	1,607,683
Verus Securitization Trust 5.83%, 2022-INV1, Class A3, 08/25/2067 (a),(g)	485,056	482,347
5.89%, 2022-INV1, Class M1, 08/25/2067 (a)	500,000	455,982
Washington Mutual Mortgage Pass-Through Certificates Trust 3.27%, 2007-HY1, Class 4A1, 02/25/2037	5,209,125	4,873,707
3.29%, 2007-HY3, Class 4A1, 03/25/2037	5,408,808	4,877,881
2.98%, 2007-HY5, Class 1A1, 05/25/2037	1,826,579	1,649,556
3.34%, 2007-HY5, Class 3A1, 05/25/2037	727,902	641,448
Wells Fargo Mortgage Backed Securities Trust 2.82%, 2006-AR1, Class 2A5, 03/25/2036	1,053,302	992,402
4.44%, 2006-AR12, Class 2A1, 09/25/2036	710,072	662,809
Western Mortgage Reference Notes 9.28%, 2021-CL2, Class M4 (30-Day SOFR + 5.35%), 07/25/2059 (a),(c)	1,762,490	1,747,928
Total Residential Mortgage-Backed Securities		244,820,953
Total SECURITIZED CREDIT (Cost $434,676,688)		375,930,299
CORPORATE CREDIT – 58.9%
Basic Industrial – 2.0%
Albemarle Corp. 4.65%, 06/01/2027 (h)	5,255,000	5,133,690
Cascades, Inc. 5.38%, 01/15/2028 (a),(b),(h)	5,915,000	5,174,400
Methanex Corp. 5.25%, 12/15/2029 (b),(h)	1,490,000	1,321,924
NOVA Chemicals Corp. 4.25%, 05/15/2029 (a),(b),(e),(h)	2,665,000	2,178,638
Tronox, Inc. 4.63%, Perpetual (a),(h)	4,245,000	3,528,656
Total Basic Industrial		17,337,308
Construction & Building Materials – 3.7%
Ashton Woods USA LLC 6.63%, 01/15/2028 (a),(h)	2,970,000	2,613,065
Beazer Homes USA, Inc. 5.88%, 10/15/2027	3,330,000	2,912,784
Builders FirstSource, Inc. 5.00%, 03/01/2030 (a)	1,600,000	1,418,003
DR Horton, Inc. 1.40%, 10/15/2027 (h)	6,225,000	5,204,558
KB Home 7.25%, 07/15/2030 (h)	4,000,000	3,886,760
M/I Homes, Inc. 4.95%, 02/01/2028 (h)	5,992,000	5,323,652
MDC Holdings, Inc. 6.00%, 01/15/2043	1,600,000	1,316,358

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
CORPORATE CREDIT (continued)
Meritage Homes Corp. 5.13%, 06/06/2027 (h)	$2,300,000	$2,162,478
Shea Homes LP 4.75%, 04/01/2029 (h)	3,560,000	2,990,400
Taylor Morrison Communities, Inc. 5.88%, 06/15/2027 (a),(h)	4,625,000	4,440,561
Total Construction & Building Materials		32,268,619
Diversified Real Estate – 1.9%
Five Point Operating Company LP 7.88%, 11/15/2025 (a),(h)	1,685,000	1,416,447
Forestar Group, Inc. 5.00%, 03/01/2028 (a),(h)	5,365,000	4,602,980
Greystar Real Estate Partners LLC 5.75%, 12/01/2025 (a)	2,500,000	2,443,131
The Howard Hughes Corp. 5.38%, 08/01/2028 (a),(h)	6,225,000	5,607,044
4.38%, 02/01/2031 (a),(h)	3,000,000	2,427,207
Total Diversified Real Estate		16,496,809
Energy – 8.3%
Antero Resources Corp. 5.38%, 03/01/2030 (a),(h)	4,200,000	3,893,862
Apache Corp. 4.25%, 01/15/2030	2,860,000	2,530,833
Baytex Energy Corp. 8.75%, 04/01/2027 (a),(b)	825,000	839,413
BP Capital Markets PLC 4.88% (5 Year U.S. Treasury Yield Curve + 4.40%), Perpetual (b),(c)	815,000	713,125
California Resources Corp. 7.13%, 02/01/2026 (a),(h)	3,447,000	3,312,705
Callon Petroleum Co. 8.25%, 07/15/2025 (h)	1,310,000	1,303,450
6.38%, 07/01/2026	1,191,000	1,110,067
Chesapeake Energy Corp. 5.50%, 02/01/2026 (a),(h)	1,585,000	1,529,484
Civitas Resources, Inc. 5.00%, 10/15/2026 (a),(h)	6,225,000	5,691,242
CNX Resources Corp. 7.38%, 01/15/2031 (a),(h)	2,533,000	2,427,855
Comstock Resources, Inc.
6.75%, 03/01/2029 (a)	4,513,000	4,072,982
Continental Resources, Inc.
5.75%, 01/15/2031 (a),(h)	8,009,000	7,457,795
Crescent Energy Finance LLC
7.25%, 05/01/2026 (a),(h)	3,135,000	2,954,236
EQT Corp.
7.00%, 02/01/2030 (h)	2,331,000	2,417,527
MEG Energy Corp.
7.13%, Perpetual (a),(b),(h)	3,275,000	3,339,518
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/2027 (a)	1,640,000	1,550,234

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
CORPORATE CREDIT (continued)
Occidental Petroleum Corp. 8.88%, 07/15/2030 (h)	$15,937,000	$17,992,945
Range Resources Corp. 8.25%, 01/15/2029	1,750,000	1,803,279
Southwestern Energy Co. 5.38%, 02/01/2029 (h)	4,205,000	3,898,287
Transocean Proteus Ltd. 6.25%, Perpetual (a),(h)	3,524,800	3,472,187
Total Energy		72,311,026
Health Facilities – 1.7%
CHS/Community Health Systems, Inc. 8.00%, 03/15/2026 (a),(h)	2,252,000	2,050,254
4.75%, 02/15/2031 (a),(h)	2,844,000	2,064,801
Tenet Healthcare Corp. 6.13%, 10/01/2028 (a),(h)	11,800,000	10,564,776
Total Health Facilities		14,679,831
Hotel – 0.4%
Hilton Domestic Operating Company, Inc. 3.75%, 05/01/2029 (a),(h)	3,700,000	3,200,500
Infrastructure Services – 0.5%
GFL Environmental, Inc. 3.50%, 09/01/2028 (a),(b),(h)	2,910,000	2,558,363
Terex Corp. 5.00%, 05/15/2029 (a),(h)	1,430,000	1,285,212
Total Infrastructure Services		3,843,575
Leisure – 4.8%
Boyd Gaming Corp. 4.75%, 12/01/2027 (h)	4,662,000	4,342,093
4.75%, 06/15/2031 (a),(h)	1,250,000	1,087,500
Caesars Entertainment, Inc. 4.63%, 10/15/2029 (a)	2,600,000	2,115,906
Cedar Fair LP 6.50%, 10/01/2028 (h)	5,060,000	4,895,550
International Game Technology PLC 5.25%, 01/15/2029 (a),(i)	3,694,000	3,442,289
Park Intermediate Holdings LLC 5.88%, 10/01/2028 (a),(h)	4,585,000	4,129,153
RHP Hotel Properties LP 4.50%, 02/15/2029 (a),(h)	5,610,000	4,839,150
Six Flags Entertainment Corp. 5.50%, 04/15/2027 (a),(h)	2,845,000	2,568,893
Station Casinos LLC 4.50%, 02/15/2028 (a),(h)	4,790,000	4,164,339
4.63%, 12/01/2031 (a)	654,000	524,621
VICI Properties LP 4.50%, 01/15/2028 (a),(h)	8,150,000	7,478,660
Wynn Las Vegas LLC 5.50%, 03/01/2025 (a),(h)	2,450,000	2,325,897
Total Leisure		41,914,051

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
CORPORATE CREDIT (continued)
Media – 6.2%
Cable One, Inc. 4.00%, 11/15/2030 (a),(h)	$4,650,000	$3,648,928
CCO Holdings LLC 6.38%, 09/01/2029 (a),(h)	3,360,000	3,157,526
4.75%, 03/01/2030 (a),(h)	20,350,000	17,349,494
CSC Holdings LLC 4.63%, 12/01/2030 (a)	6,245,000	3,450,709
4.50%, 11/15/2031 (a),(h),(i)	7,092,000	4,920,529
Directv Financing LLC 5.88%, 08/15/2027 (a)	5,600,000	5,010,096
DISH DBS Corp. 5.25%, 12/01/2026 (a)	1,172,000	987,217
5.13%, 06/01/2029 (h)	4,960,000	3,200,192
Telenet Finance Luxembourg Notes Sarl 5.50%, 03/01/2028 (a),(b)	2,800,000	2,520,000
UPC Broadband Finco BV 4.88%, 07/15/2031 (a),(b),(h)	1,698,000	1,426,320
Videotron Ltd. 3.63%, 06/15/2029 (a),(b),(h)	1,465,000	1,234,875
Virgin Media Secured Finance PLC 4.50%, 08/15/2030 (a),(b),(h)	4,675,000	3,905,612
VZ Secured Financing BV 5.00%, 01/15/2032 (a)	2,010,000	1,633,369
Ziggo Bond Company BV 5.13%, 02/28/2030 (a),(b)	1,790,000	1,445,425
Total Media		53,890,292
Metals & Mining – 0.4%
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026 (a),(h)	2,000,000	2,005,000
First Quantum Minerals Ltd. 7.50%, 04/01/2025 (a)	1,200,000	1,168,008
Total Metals & Mining		3,173,008
Oil Gas Transportation & Distribution – 14.0%
Antero Midstream Partners LP 5.38%, 06/15/2029 (a),(h)	5,400,000	4,936,896
Blue Racer Midstream LLC 6.63%, 07/15/2026 (a),(h)	1,220,000	1,180,923
Buckeye Partners LP 3.95%, 12/01/2026	2,500,000	2,236,750
4.13%, 12/01/2027 (h)	3,655,000	3,197,758
6.38% (3 Month US LIBOR + 4.02%), 01/22/2078 (c),(h)	3,435,000	2,916,800
Cheniere Corpus Christi Holdings LLC 2.74%, 12/31/2039 (h)	6,030,000	4,681,375
Crestwood Midstream Partners LP 5.63%, 05/01/2027 (a)	350,000	325,500
6.00%, 02/01/2029 (a),(h)	6,250,000	5,734,442
DCP Midstream Operating LP 5.85% (3 Month US LIBOR + 3.85%), 05/21/2043 (a),(c),(h)	2,725,000	2,658,292
DT Midstream, Inc. 4.13%, 06/15/2029 (a),(h)	4,420,000	3,797,266

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
CORPORATE CREDIT (continued)
Energy Transfer LP 7.46% (3 Month US LIBOR + 3.02%), 11/01/2066 (c),(h)	$6,600,000	$5,095,860
6.75% (5 Year U.S. Treasury Yield Curve + 5.13%), Perpetual (c),(h)	4,219,000	3,649,435
7.13% (5 Year U.S. Treasury Yield Curve + 5.31%), Perpetual (c),(h)	2,297,000	1,917,995
EnLink Midstream LLC 5.38%, 01/17/2023	4,975,000	4,603,271
EnLink Midstream Partners LP 8.88% (3 Month US LIBOR + 4.11%), Perpetual (c),(h)	4,025,000	3,347,633
Enterprise Products Operating LLC 5.25% (3 Month US LIBOR + 3.03%), 08/16/2077 (c)	700,000	564,026
EQM Midstream Partners LP 7.50%, 06/01/2027 (a)	500,000	489,630
4.50%, 01/15/2029 (a),(h)	8,660,000	7,273,700
Ferrellgas LP 5.38%, 04/01/2026 (a)	1,875,000	1,705,588
Global Partners LP 7.00%, 08/01/2027 (h)	2,750,000	2,611,474
Holly Energy Partners LP 5.00%, 02/01/2028 (a),(h)	9,257,000	8,428,557
Kinetik Holdings LP 5.88%, 06/15/2030 (a),(h)	4,440,000	4,163,757
MPLX LP 6.88% (3 Month US LIBOR + 4.65%), Perpetual (c),(h)	7,500,000	7,387,500
NuStar Logistics LP 5.75%, 10/01/2025 (h)	2,052,000	1,975,345
5.63%, 04/28/2027 (h)	3,255,000	3,043,307
Parkland Corp. 4.50%, 10/01/2029 (a),(b),(h)	3,247,000	2,709,264
Plains All American Pipeline LP 8.72% (3 Month US LIBOR + 4.11%), Perpetual (c),(h)	4,995,000	4,295,700
Suburban Propane Partners LP 5.00%, 06/01/2031 (a),(h)	4,389,000	3,730,573
Sunoco LP 4.50%, 05/15/2029	1,981,000	1,732,781
Tallgrass Energy Partners LP 6.00%, 12/31/2030 (a),(h)	6,169,000	5,334,519
Targa Resources Partners LP 4.88%, 02/01/2031 (h)	7,000,000	6,282,941
TransCanada PipeLines Ltd. 6.82% (3 Month US LIBOR + 2.21%), 05/15/2067 (b),(c),(h)	7,180,000	5,643,556
Western Midstream Operating LP 4.75%, 08/15/2028 (i)	4,050,000	3,726,000
Total Oil Gas Transportation & Distribution		121,378,414
Real Estate – 3.7%
EPR Properties 3.75%, 08/15/2029 (h)	4,990,000	3,916,855
Global Net Lease, Inc. 3.75%, 12/15/2027 (a),(h)	4,510,000	3,749,381
Iron Mountain, Inc. 4.88%, 09/15/2029 (a),(h)	4,750,000	4,142,950
iStar, Inc. 5.50%, 02/15/2026 (h)	2,952,000	2,944,413

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
CORPORATE CREDIT (continued)
Lennar Corp. 5.00%, 06/15/2027	$2,719,000	$2,649,284
PulteGroup, Inc. 7.88%, 06/15/2032	1,454,000	1,624,591
RLJ Lodging Trust LP 3.75%, 07/01/2026 (a),(h)	5,045,000	4,488,390
Service Properties Trust 4.35%, 10/01/2024 (h)	2,750,000	2,499,947
Starwood Property Trust, Inc. 3.63%, 07/15/2026 (a),(h)	7,272,000	6,363,000
Total Real Estate		32,378,811
Telecommunication Services – 4.9%
Altice France SA 5.50%, 01/15/2028 (a),(b),(h),(i)	7,610,000	5,959,543
Cablevision Lightpath LLC 5.63%, 09/15/2028 (a)	5,025,000	3,733,209
Cogent Communications Group, Inc. 3.50%, 05/01/2026 (a),(h)	3,390,000	3,079,620
Consolidated Communications, Inc. 6.50%, 10/01/2028 (a)	5,310,000	4,126,193
Frontier Communications Holdings LLC 5.00%, 05/01/2028 (a)	5,166,000	4,485,741
Level 3 Financing, Inc. 4.63%, 09/15/2027 (a),(h)	11,750,000	9,781,875
T-Mobile USA, Inc. 3.50%, 04/15/2031 (h),(i)	9,037,000	7,800,634
Vodafone Group PLC 7.00% (5 Year Swap Rate USD + 4.87%), 04/04/2079 (c)	875,000	874,626
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (a),(h)	3,945,000	2,926,283
Total Telecommunication Services		42,767,724
Toll Roads – 0.0%
Ferrovial Netherlands BV 2.12% (5 Year Swap Rate EUR + 2.13%), Perpetual (b),(c)	€100,000	84,030
Utility – 6.4%
Atlantica Sustainable Infrastructure PLC 4.13%, 06/15/2028 (a),(b),(h)	4,845,000	4,292,862
Calpine Corp. 5.13%, 03/15/2028 (a),(h)	7,405,000	6,611,988
CenterPoint Energy, Inc. 6.13% (3 Month US LIBOR + 3.27%), Perpetual (c)	955,000	897,700
Clearway Energy Operating LLC 3.75%, 02/15/2031 (a),(h)	5,297,000	4,399,154
CMS Energy Corp. 4.75% (5 Year U.S. Treasury Yield Curve + 4.12%), 06/01/2050 (c)	1,290,000	1,115,798
Dominion Energy, Inc. 4.65% (5 Year U.S. Treasury Yield Curve + 2.99%), Perpetual (c)	785,000	686,875
Duke Energy Corp. 4.88% (5 Year U.S. Treasury Yield Curve + 3.39%), Perpetual (c)	910,000	830,375
Emera, Inc. 6.75% (3 Month US LIBOR + 5.44%), 06/15/2076 (b),(c),(h)	7,160,000	6,875,175

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Principal Amount	Value
CORPORATE CREDIT (continued)
Fortis, Inc. 3.06%, 10/04/2026 (b),(h)	$5,050,000	$4,690,149
NRG Energy, Inc. 6.63%, 01/15/2027	2,159,000	2,140,756
3.63%, 02/15/2031 (a)	2,393,000	1,820,357
Pattern Energy Operations LP 4.50%, 08/15/2028 (a),(h)	3,500,000	3,140,555
PPL Capital Funding, Inc. 7.39% (3 Month US LIBOR + 2.67%), 03/30/2067 (c),(h)	6,113,000	5,254,124
Sempra Energy 4.88% (5 Year U.S. Treasury Yield Curve + 4.55%), Perpetual (c),(h)	7,424,000	6,864,824
The Southern Co. 8.40% (3 Month US LIBOR + 3.63%), 03/15/2057 (c)	875,000	875,000
WEC Energy Group, Inc. 6.72% (3 Month US LIBOR + 2.11%), 05/15/2067 (c),(h)	6,183,000	5,172,327
Total Utility		55,668,019
Total CORPORATE CREDIT (Cost $565,313,981)		511,392,017
TERM LOANS – 0.7%
GIP II Blue Holding LP, 5.50% (1 Month US LIBOR + 4.50%), 09/22/2028 (c)	6,312,924	6,248,469
Vistra Energy Corp., 0.00%, 10/31/25	25,848	310
Total TERM LOANS (Cost $6,322,222)		6,248,779
	Shares	Value
PREFERRED STOCKS – 0.9%
Oil Gas Transportation & Distribution – 0.5%
Crestwood Equity Partners LP, 9.25% (h),(k)	147,286	1,275,497
Enbridge, Inc., Series B, 6.38% (b),(h),(k)	40,200	980,880
Global Partners LP, Series B, 9.50% (h),(k)	23,600	596,608
NuStar Energy LP, Series B, 10.37% (h),(k)	59,051	1,203,459
Total Oil Gas Transportation & Distribution		4,056,444
Telecommunication Services – 0.2%
AT&T, Inc., Series C, 4.75% (h),(k)	58,914	1,027,460
Liberty Broadband Corp., 5.00% (h),(k)	40,985	954,951
Total Telecommunication Services		1,982,411
Utility – 0.2%
SCE Trust V, Series K, 5.45% (h),(k)	74,689	1,451,954
Total PREFERRED STOCKS (Cost $8,044,227)		7,490,809
COMMON STOCKS – 27.1%
Airports – 0.5%
Aena SME SA (a),(b),(k)	17,900	2,243,908
Auckland International Airport Ltd. (b),(k)	416,500	2,065,671
Total Airports		4,309,579

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Clean Technology – 0.2%
Bloom Energy Corp. (h),(k)	26,464	$505,992
Itron, Inc. (h),(k)	10,600	536,890
Nexans SA (b)	7,900	715,021
Total Clean Technology		1,757,903
Communications – 0.9%
American Tower Corp. (h)	4,800	1,016,928
Crown Castle, Inc. (h)	37,790	5,125,835
SBA Communications Corp. (h)	6,860	1,922,927
Total Communications		8,065,690
Communications Infrastructure – 0.6%
Cellnex Telecom SA (a),(b)	112,310	3,725,449
China Tower Corporation Ltd. (a),(b)	17,398,509	1,866,981
Total Communications Infrastructure		5,592,430
Datacenters – 0.4%
Digital Realty Trust, Inc. (h)	23,372	2,343,511
Equinix, Inc. (h)	2,141	1,402,419
Total Datacenters		3,745,930
Diversified – 0.8%
CapitaLand Integrated Commercial Trust (b)	900,066	1,372,791
City Developments Ltd. (b)	216,882	1,333,244
Mapletree Pan Asia Commercial Trust (b)	994,275	1,242,288
Merlin Properties Socimi SA (b)	44,563	417,950
Sun Hung Kai Properties Ltd. (b)	146,924	2,006,890
Swire Properties Ltd. (b)	254,977	645,830
Total Diversified		7,018,993
Electricity Transmission & Distribution – 1.6%
CenterPoint Energy, Inc. (h)	100,650	3,018,494
Equatorial Energia SA (b)	350,191	1,793,712
Eversource Energy (h)	39,300	3,294,912
PG&E Corp. (h),(k)	234,785	3,817,604
Sempra Energy (h)	13,083	2,021,847
Total Electricity Transmission & Distribution		13,946,569
Gas Utilities – 0.7%
China Resources Gas Group Ltd. (b)	525,205	1,959,304
ENN Energy Holdings Ltd. (b)	118,719	1,658,273
NiSource, Inc. (h)	96,011	2,632,622
Total Gas Utilities		6,250,199
Healthcare – 0.9%
CareTrust REIT, Inc	38,426	713,955
Healthpeak Properties, Inc. (h)	110,846	2,778,909
Ventas, Inc. (h)	48,383	2,179,654
Welltower, Inc. (h)	39,454	2,586,210
Total Healthcare		8,258,728

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Hotel – 0.3%
Host Hotels & Resorts, Inc. (h)	51,872	$832,546
Japan Hotel REIT Investment Corp. (b),(h)	2,347	1,380,280
Ryman Hospitality Properties, Inc. (h)	9,008	736,674
Total Hotel		2,949,500
Industrial – 1.4%
Americold Realty Trust, Inc. (h)	65,971	1,867,639
Mitsui Fudosan Logistics Park, Inc. (b)	255	932,150
Prologis, Inc. (h)	64,205	7,237,830
Rexford Industrial Realty, Inc. (h)	34,447	1,882,184
Total Industrial		11,919,803
Manufactured Homes – 0.4%
Ingenia Communities Group (b),(h)	399,249	1,208,141
Sun Communities, Inc. (h)	14,671	2,097,953
Total Manufactured Homes		3,306,094
Midstream – 1.9%
AltaGas Ltd. (b)	49,086	847,585
Cheniere Energy, Inc. (h)	34,066	5,108,537
Equitrans Midstream Corp. (h)	402,118	2,694,191
Targa Resources Corp. (h)	60,882	4,474,827
The Williams Companies, Inc. (h)	91,745	3,018,411
Total Midstream		16,143,551
Net Lease – 0.8%
Agree Realty Corp. (h)	28,570	2,026,470
Essential Properties Realty Trust, Inc	35,884	842,197
Spirit Realty Capital, Inc	41,506	1,657,335
VICI Properties, Inc. (h)	68,757	2,227,727
Total Net Lease		6,753,729
Office – 1.1%
Allied Properties Real Estate Investment Trust (b),(h)	30,941	585,000
Boston Properties, Inc	8,046	543,749
Derwent London PLC (b),(h)	69,797	1,997,688
Gecina SA (b),(h)	16,579	1,689,063
Highwoods Properties, Inc. (h)	36,639	1,025,159
Mitsui Fudosan Company Ltd. (b),(h)	113,181	2,068,606
Orix JREIT, Inc. (b)	943	1,337,789
Total Office		9,247,054
Oil Gas Transportation & Distribution – 0.0%
Thunderbird Resources Equity, Inc. – (Acquired 4/1/2015, cost $1,114,211) (d),(e),(k)	11	11
Pipeline (MLP) – 1.9%
Energy Transfer LP (h)	261,090	3,099,138
Enterprise Products Partners LP (h)	122,466	2,953,880
Magellan Midstream Partners LP	57,418	2,882,958
MPLX LP (h)	94,162	3,092,280
Plains All American Pipeline LP (h)	262,741	3,089,834

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Western Midstream Partners LP (h)	52,849	$1,418,996
Total Pipeline (MLP)		16,537,086
Pipelines – 1.1%
Enbridge, Inc. (b),(h)	189,520	7,408,361
TC Energy Corp. (b),(h)	65,363	2,605,369
Total Pipelines		10,013,730
Rail – 0.8%
Canadian Pacific Railway Ltd. (b),(h)	28,404	2,117,713
CSX Corp. (h)	63,400	1,964,132
East Japan Railway Co. (b),(h)	33,107	1,885,707
West Japan Railway Co. (b)	22,379	971,681
Total Rail		6,939,233
Renewable Power & Infrastructure – 1.9%
Atlantica Sustainable Infrastructure PLC (b),(h)	34,300	888,370
China Longyuan Power Group Corporation Ltd. (b)	397,000	482,589
Clearway Energy, Inc. (h)	31,900	1,016,653
Corp ACCIONA Energias Renovables SA (b)	11,100	428,909
Drax Group PLC (b),(h)	228,568	1,938,823
EDP Renovaveis SA (b)	21,100	464,948
Enphase Energy, Inc. (h),(k)	1,480	392,141
Exelon Corp. (h)	22,700	981,321
Fortis, Inc. (b),(h)	7,000	280,103
Grenergy Renovables SA (b),(k)	17,409	515,911
Hera SpA (b)	367,149	990,276
Iberdrola SA (b),(h)	112,809	1,316,871
Mercury NZ Ltd. (b),(h)	139,100	491,405
National Grid PLC (b),(h)	282,416	3,383,179
NextEra Energy Partners LP (h)	7,400	518,666
Omega Energia SA (b),(k)	152,250	276,497
Orsted A/S (a),(b)	9,105	823,143
Sunrun, Inc. (h),(k)	22,400	538,048
Vestas Wind Systems A/S (b)	14,400	420,058
Total Renewable Power & Infrastructure		16,147,911
Renewables/Electric Generation – 3.7%
Ameren Corp. (h)	29,300	2,605,356
American Electric Power Company, Inc. (h)	47,203	4,481,925
Engie SA (b)	77,915	1,114,655
Entergy Corp. (h)	30,035	3,378,937
FirstEnergy Corp. (h)	57,200	2,398,968
NextEra Energy, Inc. (h)	84,330	7,049,988
Public Service Enterprise Group, Inc. (h)	48,930	2,997,941
RWE AG (b)	33,342	1,473,969
SSE PLC (b),(h)	112,915	2,322,328
Xcel Energy, Inc. (h)	55,800	3,912,138
Total Renewables/Electric Generation		31,736,205

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Residential – 1.6%
American Homes 4 Rent (h)	67,754	$2,042,106
Comforia Residential REIT, Inc. (b)	370	833,570
Grainger PLC (b)	194,026	592,689
InterRent Real Estate Investment Trust (b),(h)	163,762	1,548,119
Mid-America Apartment Communities, Inc. (h)	16,427	2,578,875
The UNITE Group PLC (b),(h)	140,603	1,542,521
UDR, Inc. (h)	78,950	3,057,733
Vonovia SE (b)	68,556	1,614,929
Total Residential		13,810,542
Retail – 1.0%
Capital & Counties Properties PLC (b),(h)	717,903	926,805
Kimco Realty Corp	97,173	2,058,124
Kite Realty Group Trust (h)	78,740	1,657,477
Simon Property Group, Inc. (h)	14,135	1,660,580
Wharf Real Estate Investment Company Ltd. (b)	403,957	2,352,702
Total Retail		8,655,688
Self Storage – 0.6%
CubeSmart (h)	18,503	744,746
National Storage REIT (b),(h)	488,277	769,453
Public Storage (h)	14,591	4,088,252
Total Self Storage		5,602,451
Toll Roads – 1.1%
Ferrovial SA (b),(h)	93,923	2,459,152
Transurban Group (b),(h)	653,957	5,753,429
Vinci SA (b)	11,000	1,096,553
Total Toll Roads		9,309,134
Utility – 0.1%
Vistra Corp. (h)	25,848	599,674
Water – 0.3%
Aguas Andinas SA (b)	4,194,145	966,047
Severn Trent PLC (b),(h)	50,800	1,622,974
Total Water		2,589,021
Water & Waste Infrastructure – 0.4%
Essential Utilities, Inc. (h)	12,800	610,944
Veolia Environment SA (b)	37,533	964,386
Waste Connections, Inc	4,270	566,011
Waste Management, Inc. (h)	4,820	756,162
Xylem, Inc. (h)	3,386	374,390
Total Water & Waste Infrastructure		3,271,893
Wind & Solar – 0.1%
Boralex, Inc. – Class A (b)	28,800	851,238
Total COMMON STOCKS (Cost $221,809,863)		235,329,569

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2022

	Shares	Value
MONEY MARKET FUND – 3.3%
First American Treasury Obligations Fund – X USD INC Class, 4.194% (j)	28,348,732	$28,348,732
Total MONEY MARKET FUND (Cost $28,348,732)		28,348,732
Total Investments – 134.4% (Cost $1,266,036,038)		1,166,308,254
Liabilities in Excess of Other Assets – (34.4)%		(298,576,790)
TOTAL NET ASSETS – 100.0%		$867,731,464

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2022, the total value of all such securities was $570,394,770 or 65.7% of net assets.

(b)  — Foreign security or a U.S. security of a foreign company.

(c)  — Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.

(d)  — Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2022, the total value of all such securities was $16,375,955 or 1.9% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.

(e)  — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of December 31, 2022, the total value of all such securities was $21,876,057 or 2.5% of net assets.

(f)  — Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.

(g)  — Security is a "step up" bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2022.

(h)  — All or a portion of security has been pledged as collateral for credit facility. As of December 31, 2022, the total value of the collateral was $507,388,417.

(i)  — Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of December 31, 2022, the total value of the collateral was $17,699,591.

(j)  — The rate shown represents the seven-day yield as of December 31, 2022.

(k)  — Non-income producing security.

(l)  — Issuer is currently in default on its regularly scheduled interest payment.

Abbreviations:

EURIBOR  — Euro Interbank Offered Rate

LIBOR  — London Interbank Offered Rates

LLC  — Limited Liability Corporation

LP  — Limited Partnership

MLP  — Master Limited Partnership

SOFR  — Secured Overnight Financial Rate

USD  — United States Dollar

Forward Currency Contracts:

All forward currency contracts were entered into with State Street Bank & Trust Company as the counterparty. As of December 31, 2022, the following forward currency contracts were outstanding:

Settlement Date	Currency to be Delivered		U.S. $ Value at December 31, 2022	Currency to be Received		U.S. $ Value at December 31, 2022	Unrealized Depreciation
02/03/23	2,696,838	Euros	$2,894,064	2,693,102	U.S Dollars	$2,693,102	$(200,962)
02/03/23	1,344,392	British Pounds	1,626,885	1,550,824	U.S Dollars	1,550,824	(76,061)
						Total	$(277,023)

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in securities, at value (Cost $1,266,036,038)	$1,166,308,254
Cash	1,933,391
Foreign currency, at value (Cost $1,176,711)	1,252,590
Interest and dividends receivable	11,233,820
Receivable for investments sold	5,668,942
Deferred offering costs (Note 8)	180,114
Prepaid expenses	24,456
Total assets	1,186,601,567
Liabilities:
Payable for credit facility (Note 7)	300,000,000
Reverse repurchase agreements (Note 7)	15,567,000
Interest payable for credit facility and reverse repurchase agreements (Note 7)	1,346,349
Payable for investments purchased	231,442
Payable for open forward currency contracts (Note 3)	277,023
Investment advisory fees payable (Note 5)	1,017,116
Administration fees payable (Note 5)	152,567
Accrued expenses	278,606
Total liabilities	318,870,103
Commitments and contingencies (Note 10)
Net Assets	$867,731,464
Composition of Net Assets:
Paid-in capital	1,091,862,785
Accumulated losses	(224,131,321)
Net Assets	$867,731,464
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	55,707,840
Net asset value per share	$15.58

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statement of Operations

For the Year Ended December 31, 2022

Investment Income (Note 2):
Interest (net of foreign witholding tax of $1,003)	$57,522,822
Dividends and distributions (net of foreign witholding tax of $506,333)	11,551,627
Less return of capital distributions	(2,333,695)
Total investment income	66,740,754
Expenses:
Investment advisory fees (Note 5)	13,037,324
Administration fees (Note 5)	1,955,600
Directors' fees	237,545
Custodian fees	218,241
Fund accounting fees	199,853
Reports to shareholders	180,649
Audit and tax services	148,003
Miscellaneous	117,882
Legal fees	98,464
Insurance	91,486
Registration fees	69,305
Transfer agent fees	49,908
Total operating expenses	16,404,260
Interest expense on credit facility and reverse repurchase agreements (Note 7)	9,390,502
Total expenses	25,794,762
Net investment income	40,945,992
Net realized gain (loss) on:
Investments	(2,042,114)
Foreign currency transactions	6,234
Forward currency contracts	1,050,344
Futures contracts	498,764
Net realized loss	(486,772)
Net change in unrealized appreciation (depreciation) on:
Investments	(163,339,615)
Foreign currency translations	64,267
Forward currency contracts	(520,363)
Futures contracts	152,805
Net change in unrealized depreciation	(163,642,906)
Net realized and unrealized loss	(164,129,678)
Net decrease in net assets resulting from operations	$(123,183,686)

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$40,945,992	$36,174,174
Net realized gain (loss)	(486,772)	64,736,168
Net change in unrealized appreciation (depreciation)	(163,642,906)	4,502,863
Net increase (decrease) in net assets resulting from operations	(123,183,686)	105,413,205
Distributions to Shareholders:
Distributable earnings	(39,683,831)	(42,364,860)
Return of capital	(88,160,995)	(67,869,901)
Total distributions paid	(127,844,826)	(110,234,761)
Capital Share Transactions:
Proceeds from shares sold, net of offering costs (Note 8)	105,641,039	132,869,222
Reinvestment of distributions	4,928,234	1,554,866
Net increase in net assets from capital share transactions	110,569,273	134,424,088
Total increase (decrease) in net assets	(140,459,239)	129,602,532
Net Assets:
Beginning of year	1,008,190,703	878,588,171
End of year	$867,731,464	$1,008,190,703
Share Transactions:
Shares sold (Note 8)	5,333,586	6,132,398
Shares reinvested	275,959	75,584
Net increase in shares outstanding	5,609,545	6,207,982

See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statement of Cash Flows

For the Year Ended December 31, 2022

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(123,183,686)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(549,950,348)
Proceeds from disposition of long-term portfolio investments and principal paydowns	640,684,272
Net purchases and sales of short-term portfolio investments	(5,189,517)
Return of capital distributions from portfolio investments	2,333,695
Increase in interest and dividends receivable	(2,214,946)
Increase in receivable for investments sold	(5,591,256)
Decrease in receivable for fund shares sold	1,137,794
Increase in deferred offering costs	(44,131)
Increase in prepaid expenses	(5,277)
Increase in interest payable for credit facility and reverse repurchase agreements	1,031,193
Decrease in payable for investments purchased	(17,267,023)
Decrease in payable for variation margin	(10,313)
Decrease in investment advisory fees payable	(155,679)
Decrease in administration fees payable	(23,352)
Increase in accrued expenses	7,842
Net accretion of discount on investments and other adjustments to cost	(4,615,972)
Net change in unrealized depreciation on investments	163,339,615
Net change in unrealized depreciation on forward currency contracts	520,363
Net realized loss on investment transactions	2,042,114
Net cash provided by operating activities	102,845,388
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(89,390,190)
Net cash provided by proceeds from shares sold, net of offering costs	105,641,039
Distributions paid to shareholders, net of reinvestments	(122,916,592)
Net cash used for financing activities	(106,665,743)
Net decrease in cash	(3,820,355)
Cash at beginning of year(1)	7,006,336
Cash at end of year(2)	$3,185,981
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the year ended December 31, 2022 totaled $8,359,309.
Non-cash financing activities not included consist of reinvestment of distributions for the year ended December 31, 2022 of $4,928,234.

(1)  Includes foreign currency and cash on deposit with brokers for futures contracts.

(2)  Includes foreign currency.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Financial Highlights

	For the Year Ended December 31,						For the Period from December 5, 2016[1] to December 31,
	2022	2021	2020	2019	2018	2017	2016
Per Share Operating performance:
Net asset value, beginning of year	$20.12	$20.02	$23.21	$22.07	$25.15	$25.14	$25.00
Net Investment Income[2]	0.76	0.78	0.80	1.10	1.52	1.74	0.15
Net realized and change in unrealized gain (loss)	(2.91)	1.71	(1.60)	2.43	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	(2.15)	2.49	(0.80)	3.53	(0.69)	2.40	0.34
Distributions from net investment income	(0.74)	(0.92)	(0.68)	(1.30)	(1.53)	(1.84)	(0.15)
Return of capital distributions	(1.65)	(1.47)	(1.71)	(1.09)	(0.86)	(0.55)	(0.05)
Total distributions paid*	(2.39)	(2.39)	(2.39)	(2.39)	(2.39)	(2.39)	(0.20)
Net asset value, end of year	$15.58	$20.12	$20.02	$23.21	$22.07	$25.15	$25.14
Market price, end of year	$16.15	$21.11	$17.83	$21.35	$19.07	$23.37	$22.31
Total Investment Return based on Net Asset Value#	-11.13%	13.08%	-2.51%	16.42%	-3.08%	9.88%	1.36%[5]
Total Investment Return based on Market Price†	-12.66%	33.06%	-4.16%	24.79%	-9.12%	15.94%	0.50%[3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$867,731	$1,008,191	$878,588	$846,429	$805,294	$917,653	$917,593
Operating expenses excluding interest expense[8]	1.76%	1.80%	1.77%	1.61%	1.63%	1.60%	1.70%[6]
Interest expense	1.00%	0.33%	0.47%	0.93%	0.93%	0.58%	0.60%[6]
Total expenses[8]	2.76%	2.13%	2.24%	2.54%	2.56%	2.18%	2.30%[6]
Net expenses, including fee waivers and reimbursement and excluding interest expense[8]	1.76%	1.80%	1.77%	1.61%	1.08%	1.03%	1.03%[6]
Net expenses including waivers and reimbursement[8]	2.76%	2.13%	2.24%	2.54%	2.00%	1.61%	1.63%[6]
Net investment income	4.38%	3.88%	4.08%	4.69%	6.31%	6.84%	8.13%[6]
Net investment income, excluding the effect of fee waivers and reimbursement[8]	4.38%	3.88%	4.08%	4.69%	5.76%	6.27%	7.46%[6]
Portfolio turnover rate	43%	65%	87%	46%	35%	43%	15%[4,5]

The following table sets forth information regarding the Fund's outstanding senior securities as of the end of each of the Fund's last ten fiscal years, as applicable.

Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit[7]	Involuntary Liquidating Preference Per Unit	Average Market Value per Unit (Exclude Bank Loans)	Type of Senior Security
December 31, 2022	$315,567,000	$3,750	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2021	404,957,190	3,490	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2020	317,580,941	3,767	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2019	242,192,000	4,495	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2018	280,799,762	3,868	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2017	259,395,471	4,538	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2016[1]	302,682,176	4,032	N/A	N/A	Credit Facility, Reverse Repurchase Agreement

*  Distributions for annual periods determined in accordance with federal income tax regulations.

#  Total investment return based on net asset value ("NAV") is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

†  Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund's dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.

1  Commencement of operations was December 5, 2016.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.

4  For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.

5  Not annualized.

6  Annualized.

7  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

8  The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.
See Notes to Financial Statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements

December 31, 2022

1.  Organization

Brookfield Real Assets Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "RA." The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.

Brookfield Public Securities Group LLC ("PSG" or the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund's investment objective will be achieved.

The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, "Real Asset Companies and Issuers").

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the "80% Policy"). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days' prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$1,568,049	$—	$1,568,049
Securitized Credit	—	359,554,355	16,375,944	375,930,299
Corporate Credit	—	511,392,017	—	511,392,017
Term Loans	—	6,248,779	—	6,248,779
Preferred Stocks	7,490,809	—	—	7,490,809
Common Stocks	160,872,368	74,457,190	11	235,329,569
Money Market Fund	28,348,732	—	—	28,348,732
Total Investments	$196,711,909	$953,220,390	$16,375,955	$1,166,308,254
Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Forward currency contracts	$	$(277,023)	$—	$(277,023)
Total	$—	$(277,023)	$—	$(277,023)

(1) Forward currency contracts are reflected at the net unrealized depreciation on the instruments.

The fair value of the Fund's credit facility and reverse repurchase agreements, which qualify as financial instruments under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $300,000,000 for the credit facility and $15,567,000 for the reverse repurchase agreements presented in the Statement of Assets and Liabilities. As of December 31, 2022, these financial instruments are categorized as Level 2 within the disclosure hierarchy.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

The table below shows the significant unobservable valuation inputs that were used by the Adviser's Valuation Committee to fair value the Level 3 investments as of December 31, 2022.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of December 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increasein Input(1)
Securitized Credit
Commercial Real Estate	$16,375,944	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0%-12.0% (12.7)%	Decrease
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase
Total	$16,375,955

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Securitized Credit	Common Stocks	Total
Balance as of December 31, 2021	$17,841,648	$11	$17,841,659
Accrued discounts (premiums)	52,465	—	52,465
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	148,649	—	148,649
Purchases at cost	844,557	—	844,557
Sales proceeds	(2,511,375)	—	(2,511,375)
Balance as of December 31, 2022	$16,375,944	$11	$16,375,955
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$148,649	$—	$148,649

For further information regarding the security characteristics of the Fund, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts ("REITs"). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions are disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from the Fund's investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Distributions to Shareholders: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

New Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Fund has evaluated this guidance and determined that it does not have a material impact on the accompanying financial statements; however, the Fund is still evaluating the potential impact to future financial statements.

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

The average quarterly notional value of futures contracts outstanding during the year ended December 31, 2022 was $4,305,469, which represents the volume of activity during the period. There were no futures contracts outstanding as of December 31, 2022.

Forward Currency Contracts: A forward currency contract ("forward contract") is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the year ended December 31, 2022 was $8,922,919, which represents the volume of activity during the period.

The following table sets forth the fair value of the Fund's derivative instruments:

Derivatives	Statement of Assets and Liabilities	Value as of December 31, 2022
Forward currency contracts	Payable for open forward currency contracts (liabilities)	$277,023

The following table sets forth the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)
Forward currency contracts	Forward currency contracts	$1,050,344	$(520,363)
Futures contracts	Futures contracts	498,764	152,805
Total		$1,549,108	$(367,558)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Liabilities:
Forward currency contracts	$277,023	$—	$(277,023)	$—	$—	$(277,023)

4.  Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered "distressed securities." Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

5.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund's average daily net assets plus the amount of borrowing for investment purposes ("Managed Assets").

The Fund has entered into an Administration Agreement with the Adviser, and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Sub-Administrator"), on behalf of the Fund. The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund's Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.

The Adviser had entered into separate sub-advisory agreements with Schroder Investment Management North America Inc. ("SIMNA") and Oaktree Capital Management, L.P. ("OCMLP," and together with "SIMNA," the "Sub-Advisers"). Effective as of January 1, 2022, the sub-advisory agreement (the "Legacy Sub-Advisory Agreement") with OCMLP was replaced with a new sub-advisory agreement among PSG, Oaktree Fund Advisors, LLC ("Oaktree") and the Fund (the "New Sub-Advisory Agreement"). Following the close of business on Friday, January 14, 2022, the sub-advisory agreement with SIMNA terminated and Oaktree assumed sole management of the Fund's securitized credit allocation with a focus on its investments in commercial mortgage-backed securities, residential mortgage-backed securities, and related assets. In 2019, Brookfield Asset Management ("Brookfield") acquired a majority interest in Oaktree. As the Adviser, PSG determines, and has oversight responsibility for, the Fund's securitized credit allocations managed by Oaktree.

Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.

6.  Purchases and Sales of Investments

For the year ended December 31, 2022, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities, were $544,355,277 and $640,375,971, respectively.

For the year ended December 31, 2022, there were purchases of $5,595,071 and sales of $308,301 of long-term U.S. Government securities.

7.  Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Effective June 1, 2022, the Fund pays interest in the amount of 0.90% plus the Overnight Bank Funding Rate ("OBFR") on the amount of eligible equity securities outstanding and 1.00% plus the OBFR on the amount of other eligible securities outstanding. Prior to June 1, 2022, the Fund paid interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate ("LIBOR") on the amount of eligible equity securities outstanding and 0.80% plus the 3-month LIBOR on the amount of other eligible securities outstanding. As of December 31, 2022, the Fund had outstanding borrowings of $300,000,000. For the year ended December 31, 2022, the Fund borrowed an average daily balance of $300,000,000 at a weighted average borrowing cost of 2.85% and the interest expense amounted to $8,547,990. As of December 31, 2022, the total value of the collateral was $507,388,417.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At December 31, 2022, the Fund the following reverse repurchase agreements outstanding:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	4.64%	12/14/22	02/14/23	$9,242,000	$9,263,441
RBC Capital Markets	3.95%	10/13/22	01/13/23	3,179,000	3,206,905
RBC Capital Markets	4.72%	12/02/22	03/02/23	3,146,000	3,158,374
Total				$15,567,000	$15,628,720

(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the year ended December 31, 2022 was $67,702,692 at a weighted average daily interest rate of 1.24% and the interest expense amounted to $842,512. As of December 31, 2022, the total value of the collateral was $17,699,591.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$3,179,000	$12,388,000	$—	$15,567,000

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received*	Collateral Pledged ( Received)*	Net Amount
Reverse Repurchase Agreements	$15,567,000	$—	$15,567,000	$(15,567,000)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements ("MRA") which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund's obligation to repurchase the securities.

8.  Capital Shares

The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the shares outstanding at December 31, 2022 for the Fund, the Adviser owns 100,051 shares. The Fund's Board is authorized to classify and reclassify any unissued common shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.

The Fund has entered into an "at-the-market" offering program (the "ATM Program") which allows for an offering of up to $400,000,000 of common shares of stock, preferred shares or subscription rights to purchase common shares or preferred shares. Under the ATM Program, the Fund may sell common shares on a daily basis through Foreside Fund Services, LLC (the "Distributor") and UBS Securities LLC (the "Sub-Placement Agent") at prevailing market prices; provided, however, that the common shares are not sold at a price below the current NAV, exclusive of commissions. In connection with the ATM Program, the Fund entered into a distribution agreement dated April 23, 2021, which was amended and restated as of December 17, 2021 (the "Distribution Agreement"), with the Distributor, relating to the Fund's common shares offered. The Distributor has entered into a sub-placement agent agreement dated April 23, 2021, which was amended and restated as of December 17, 2021 (the "Sub-Placement Agent Agreement"), with the Sub-Placement Agent, relating to the Fund's common shares. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer and sell up to 13,200,000 of common shares from time to time through the Sub-Placement Agent.

As of December 31, 2022, the Fund incurred offering costs in connection with this offering of $446,869. These costs were recorded as a deferred charge and are being amortized as common shares are sold.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

Amortization of offering costs (excluding underwriter discounts and commissions, which is included in proceeds from shares sold in the Statements of Changes in Net Assets) of $207,550 and $59,205 related to the issuance of common shares were recorded to paid-in capital during the year ended December 31, 2022 and the year ended December 31, 2021, respectively.

The minimum price at which such common shares may be sold may not be less than the current NAV per common share plus any commissions to be paid to the Distributor. For the year ended December 31, 2022, the Fund issued 5,333,586 shares under the ATM Program at an average price of $19.8457 per share.

The Fund issued 275,959 and 75,584 shares through its Dividend Reinvestment Plan (the "Plan") during the years ended December 31, 2022 and December 31, 2021, respectively.

The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2022, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2023. The amount and timing of the repurchases will be at the discretion of the Fund's management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the year ended December 31, 2022 and the year ended December 31, 2021, the Fund did not repurchase any shares through the repurchase plan.

9.  Federal Income Tax Information

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2022, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2022, open taxable years consisted of the taxable years ended December 31, 2019 through December 31, 2022. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of the distributions paid for the periods shown below were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Ordinary income	$39,683,831	$42,364,860
Return of capital	88,160,995	67,869,901
Total	$127,844,826	$110,234,761
2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

At December 31, 2022, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(118,348,297)
Late year ordinary losses	(12,312)
Other accumulated losses	(299,092)
Tax basis unrealized depreciation on investments and foreign currency	(105,471,620)
Total tax basis net accumulated losses	$(224,131,321)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2022 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,271,779,874	$37,113,970	$(142,585,590)	$(105,471,620)

The Fund deferred, on a tax basis, late year ordinary losses of $12,312. As of December 31, 2022, the Fund's capital loss carryforwards were as follows:

Capital Loss Carryforwards:	Expires:	Limitation:
$95,731,247 (Short-Term)	N/A	Unlimited
$21,089,069 (Long-Term)	N/A	Unlimited
$1,527,981	N/A	12/31/2023

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for paydown losses, Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2022, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:

Paid-in capital	Accumulated income (losses)
$(88,165,729)	$88,165,729

10.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2022

subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Distributions: The Fund's Board declared the following monthly distributions:

Distribution Per Share	Record Date	Payable Date
$0.1990	January 11, 2023	January 26, 2023
$0.1990	February 8, 2023	February 23, 2023

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Brookfield Real Assets Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Brookfield Real Assets Income Fund Inc. (the "Fund"), including the schedule of investments as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 28, 2023

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Tax Information (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 2022) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 68.96% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund's Statements of Changes in Net Assets and Financial Highlights.

For the year ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 17.53%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was 8.79%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Compliance Certification (Unaudited)

On June 27, 2022, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Form N-CSR relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited)

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital.

The Fund's investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days' prior written notice of any change in the Fund's investment objective.

As a fundamental policy, the Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. This policy may not be changed without a shareholder vote.

The Fund makes investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry. The policy of concentration is a fundamental policy. This fundamental policy and the investment restrictions described in the Statement of Additional Information under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the Fund's shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

Principal Investment Policies

The Fund seeks to achieve its investment objective by investing primarily in Real Asset Companies and Issuers. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers. The Fund may change the 80% Policy without shareholder approval upon at least 60 days' prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. Real Asset Companies and Issuers includes the following categories:

•  Real Estate;

•  Infrastructure; and

•  Natural Resources.

The Fund actively trades portfolio investments. The Fund may invest in securities and instruments of companies of any size market capitalization. The Fund will invest in companies located throughout the world and there is no limitation on the Fund's investments in foreign securities or instruments or in emerging markets. An "emerging market" country is any country that is included in the MSCI Emerging Markets Index. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective.

The Fund may also invest in infrastructure, real estate and natural resources ("Real Assets") investment categories other than those listed herein, to the extent consistent with its name. The Fund may invest without limit in investment grade and below investment grade, high yield fixed income securities (commonly referred to as "junk bonds"). The Fund may also invest in restricted ("144A") or private securities, asset-backed securities ("ABS"), including mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"), collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. The Fund considers Mortgage-Related Investments to consist of, but not be limited to, mortgage-backed securities ("MBS") of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. The Fund's investments in MBS may include Residential Mortgage-Backed Securities ("RMBS") or Commercial Mortgage-Backed Securities ("CMBS"). Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry.

The Fund defines a Real Estate Security as any company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.

For purposes of selecting investments in Real Estate Securities, the Fund defines the real estate sector broadly. It includes, but is not limited to, the following:

•  Real estate investment trusts ("REITs");

•  Real estate operating companies ("REOCs");

•  Brokers, developers and builders of residential, commercial, and industrial properties;

•  Property management firms;

•  Finance, mortgage, and mortgage servicing firms;

•  Construction supply and equipment manufacturing companies;

•  Firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining and agriculture companies; and

•  Debt securities, including securitized obligations, which are predominantly (i.e., at least 50%) supported by real estate assets.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Dividends from REITs are not "qualified dividends" and therefore are taxed as ordinary income rather than at the reduced capital gains rate. REIT-like entities are organized outside of the United States and maintain operations and receive tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any size market capitalization. The Fund will not invest in real estate directly.

REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

The Fund defines an Infrastructure Security as, any company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.

For purposes of selecting investments in Infrastructure Securities, the Fund defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks and systems of transportation, energy, water and sewage, and communication. Infrastructure assets include:

•  toll roads, bridges and tunnels;

•  airports;

•  seaports;

•  electricity generation and transmission and distribution lines;

•  gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

•  water and sewage treatment and distribution pipelines;

•  communication towers and satellites;

•  railroads; and

•  other companies with direct and indirect involvement in infrastructure through the development, construction or operation of infrastructure assets.

Infrastructure Securities also include master limited partnerships ("MLPs").

An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management. From time to time, the energy sector will experience volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. As a result, MLPs that invest in the oil industry are subject to greater volatility than MLPs which do not invest in the oil sector.

From time to time, the Fund may invest in stapled securities to gain exposure to certain infrastructure companies. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

The Fund defines a Natural Resources Security as, any company or issuer that derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:

•  Timber and Agriculture assets and securities;

•  Commodities and Commodity-Linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and

•  Energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products.

Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund may invest in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities.

The Fund may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, including exchange-traded funds. The Fund may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in TIPS and other inflation-linked fixed income securities.

The Investment Adviser will determine the Fund's strategic allocation with respect to its debt and equity investments as well as its strategic allocation with respect to its investment sub-portfolios.

The Fund intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. As a non-fundamental policy that may be changed by the Fund's Board, the Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's total assets. The use of borrowing techniques, preferred shares, debt or effective leverage (defined below) to leverage the common shares will involve greater risk to common shareholders. The Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Fund's Board determines that it is in the best interest of the Fund and its common shareholders. The costs of leverage will be borne solely by the common shareholders. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Such effective leverage will be considered leverage for the Fund's leverage limits. The Fund may also engage in certain investment management techniques which may have effects similar to the leverage described herein and may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund's daily marked-to-market obligations in respect of such techniques. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC and its staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so, or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The use of leverage may magnify the impact of changes in net asset value on the common shareholders. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the common shareholders.

The Investment Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Investment Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. Brookfield Asset Management Inc. is a global alternative asset manager with approximately $800 billion in assets under management as of December 31, 2022, and over 100 years of experience owning and operating Real

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

Assets, including property, infrastructure, renewable power, timberland and agricultural lands. The Investment Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Investment Adviser uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Investment Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund's investments and a shareholder's investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount that you invest.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of the Fund's common shares will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's NAV per share. Since the market price of the Fund's common shares will be affected by various factors such as the Fund's dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund's common shares will trade at, below or above NAV or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount from their NAVs and the Fund's common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the Fund's common shares should not view the Fund as a vehicle for trading purposes.

Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

High Yield ("Junk") Securities Risk. Investors should recognize that below investment grade and unrated securities in which the Fund will invest subject Fund shareholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's common shares.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. High yield securities in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative
2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

to markets for other more liquid fixed income securities. Furthermore, there are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates.

Securities which are rated Ba by Moody's, BB by S&P, or BB by Fitch IBCA ("Fitch") have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by the Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Investment Adviser to evaluate potential investments.

Zero Coupon, Payment In-Kind and Deferred Payment Securities Risk. The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in-kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Information Regarding the Fund (Unaudited) (continued)

of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's dividend and distribution obligations. As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stripped Securities Risk. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Distressed Securities Risk. An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Investment Adviser's judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Collateralized Loan Obligation ("CLO") Risk. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Investment Adviser under liquidity policies approved by the Fund's Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage and Asset-Backed Securities. The Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk."
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When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Like more traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio may increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Residential Mortgage Backed Securities Risk. The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government.

Commercial Mortgage Backed Securities Risk. CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Prepayment or Call Risk. For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund's income and distributions to shareholders. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.

Inflation, Interest Rate and Bond Market Risk. The value of certain fixed income securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The Fund's use of leverage, as described herein, will tend to increase common stock interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income

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received from such securities, which may adversely affect the Fund's NAV. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the common stock and distributions can decline. In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund's NAV, which in turn is likely to cause a corresponding decline in the market price of the common stock. This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.

Similarly, the yield spreads of the MBS and ABS in which the Fund invests, or yield differentials between the Fund's securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund's assets to underperform Treasury or Agency securities. The amount of public information available about MBS and ABS in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Investment Adviser than if the Fund were a stock or corporate bond fund. Additionally, the secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

Variable and Floating Rate Securities Risk. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Corporate Bonds Risk. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk. Credit risk is the risk that one or more bonds in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer's or pool's capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.
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Systemic Risk. Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a "systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Fund interacts on a daily basis.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other debt securities may decline significantly.

Bank Loan Risk. Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

The Fund that invests in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. Senior loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Furthermore, restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at what the Investment Adviser believes to be a fair price for such security. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's NAV than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Investment Adviser will determine the liquidity of the Fund's investments by reference to market conditions and contractual provisions.

Leverage Risk. The Fund currently intends to use leverage to seek to achieve its investment objectives. Although the Fund may issue preferred stock or debt securities, it has no current intention to do so within the next one year of operations. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund's common stock. In addition, the Fund may also leverage its common stock through investment

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techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the holders of common stock, including:

•  the likelihood of greater volatility of NAV and market price of and distributions in the Fund's common stock;

•  fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;

•  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and

•  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing or preferred stock remain fixed.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by the Fund will be senior to the rights of the holders of common stock with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred stock, on the one hand, and the holders of the common stock, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the common stock.

The Fund's leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund's total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage), which may create an incentive for the Investment Adviser to leverage the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Risks of Recent Market and Economic Developments. Investing in the Fund involves market risk, which is the risk that securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World
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Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, "shelter in place" orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.

Common Stock Risk. Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

Limited Voting Rights. Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Foreign Securities Risk. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.

In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.
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There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Emerging Markets Risk. The Fund may invest in securities of companies in an "emerging market." An "emerging market" country is any country that is considered to be an emerging or developing country by the World Bank. Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund's repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk.

Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency rate movements.

Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities
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of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

REIT Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•  dependence on the Investment Adviser's ability to predict correctly movements in the direction of the relevant measure;

•  imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•  the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•  the possible absence of a liquid secondary market for any particular instrument at any time could expose the Fund to losses;

•  certain derivative transactions involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested;

•  the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•  the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

•  the creditworthiness of counterparties.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, closed-end funds that use derivatives will be subject to a value-at-risk ("VaR") leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless a closed-end fund qualifies as a "limited derivatives user," as defined under the rule. Collectively, these requirements may limit the Fund's ability to use derivatives and/or enter into certain other financial contracts.
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Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Liquidity Risk. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than cleared or exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by "daily price fluctuation limits" established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

Risks Associated with Position Limits Applicable to Derivatives. The Fund's investments in regulated derivatives instruments, such as swaps, futures and options, are or may in the future be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the "CFTC") and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers, such as the Investment Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits, the Investment Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Investment Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Investment Adviser on behalf of the Fund. There can be no assurance that the Investment Adviser will liquidate positions held on behalf of all the Investment Adviser's accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

Risks Related to the Fund's Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (the "CEA") requires swaps and futures clearing brokers registered as "futures commission merchants" to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers' proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and options

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contracts, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot use assets of a non-defaulting customer with limited exceptions. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund's return, the Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Additionally, to the extent the Fund sells credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation. The Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return, and may choose not to do so.

Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements, that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument is generally greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument is generally less than, the risk associated with an exchange traded instrument. In addition, greater disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

Tracking Risk. The value of the derivatives that the Fund uses to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

Short Sales Risk. The Fund may take short positions in securities that the Adviser believes may decline in price or in the aggregate may underperform broad market benchmarks. The Fund may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy.
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Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the securities markets.

Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board of Directors that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Fund, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.
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Illiquid and Restricted Securities Risk. The Fund may invest in restricted securities and otherwise illiquid investments. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale such as Rule 144A securities. They may include private placement securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may not be listed on an exchange and may or may not have an active trading market. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Restricted securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund's obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

Reference Rate Risk. The Fund may invest in certain instruments including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities, that may provide exposure to coupon rates that are based on the London Interbank Offered Rate ("LIBOR"), the Secured Overnight Financing Rate ("SOFR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Historically, the Fund invested in such instruments that relied in some fashion upon LIBOR. The Fund also utilized leverage primarily based on LIBOR. However, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR or the Fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation.

Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risk to the Fund. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments
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imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

Corporate Loans Risk. In furtherance of its primary investment objective and subject to its investment policies and limitations, the Fund may also invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions ("Corporate Loans"). As in the case of lower grade securities, the Corporate Loans in which the Fund may invest may be rated below investment grade (lower than Baa by Moody's and lower than BBB by S&P) or may be unrated but of comparable quality in the judgment of the Investment Adviser. As in the case of lower grade securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. The risks of investment in such Corporate Loans are similar in many respects to those of investment in lower grade securities. There are, however, some significant differences between Corporate Loans and lower grade securities. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over investors in lower grade securities in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates that change in response to changes in market interest rates. Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate lower grade securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for lower grade securities, and therefore presents increased market risk relating to liquidity and pricing concerns.

U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund's ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Investment Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio. The Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund's municipal securities investments may therefore be more dependent on the analytical abilities of the Investment Adviser. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less

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well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell such securities at prices approximating those at which the Fund may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

Mezzanine Loan Risk. Mezzanine loans involve certain considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. When-issued, forward commitment and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued, forward commitment or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued, forward commitment or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued, forward commitment or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Risks Associated With Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Potential Conflicts of Interest Risk. The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of other accounts managed by the Investment Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Adviser or its affiliates achieve profits. The Investment Adviser has informed the Fund's Board of Directors that the investment professionals associated with the Investment Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. The Investment Adviser and its affiliates have adopted policies and procedures designed to

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address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Adviser and its affiliates in a fair and equitable manner.

Anti-Takeover Provisions Risk. The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Fund's Board of Directors into three classes, with each class of directors serving until the third annual meeting following their election and until their successors are duly elected and qualified, and authorizes the Board of Directors to cause the Fund to issue additional shares of stock. The Board of Directors of The Fund also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares, in each such instance without shareholder approval.

These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares.

Unrated Securities Risk. Because the Fund may purchase securities that are not rated by any rating organization, the Investment Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Valuation Risk. The Investment Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Risks Associated With Status as a Regulated Investment Company. The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Risks Associated with Recent Commodity Futures Trading Commission Rulemaking. The Investment Adviser has claimed an exclusion from definition of the term "commodity pool operator" in accordance with Rule 4.5 promulgated by the CFTC with respect to the Fund, so that the Investment Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain the exclusion for the Investment Adviser, the Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative

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instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments. If the Fund's investments no longer qualify for the exclusion, the Investment Adviser may be subject to the CFTC registration requirement, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and commodity pool operators. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory requirements may develop.

Exchange-Traded Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF's operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs.

If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund's direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Note Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

Brexit Risk. In a public referendum in June 2016, the United Kingdom voted to leave the European Union in a process now commonly referred to as "Brexit". On January 31, 2020, the United Kingdom officially withdrew from the European Union and entered into a transition period until December 31, 2020, during which the United Kingdom will effectively remain in the European Union from an economic perspective but will no longer have political representation in the European Union parliament. During the transition period, the United Kingdom and European Union has sought to negotiate and finalize a new trade agreement, but the parties have yet to agree on a deal. It is possible that the transition period could be extended for up to two years. There is considerable uncertainty surrounding the outcome of the negotiations for a new trade agreement, including whether that parties will be able to agree and implement a new trade agreement or what the nature of such trade arrangement will be and the impact of Brexit on the United Kingdom, the European Union and the broader global economy may be significant. As a result of the political divisions within the United Kingdom and between the United Kingdom and the European Union that the referendum vote and the negotiations have highlighted and the uncertain consequences of Brexit, the United Kingdom and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the United Kingdom, Europe and globally, which could potentially have an adverse effect on the value of the Fund's investments. In addition to concerns related to the effect of Brexit, that referendum may inspire similar initiatives in other European Union member countries, producing further risks for global financial markets.

Small- and Mid-Capitalization Risk. The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower

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markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker's acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

Portfolio Selection Risk. The Investment Adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs.

MLP Risk. An MLP that invests in a particular industry (e.g. oil and gas) will be harmed by detrimental economic events within that industry. Recently, the energy sector has experienced significant volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. As a result, MLPs that invest in the oil industry are subject to greater volatility than MLPs which do not invest in the oil sector. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Real Estate Market Risk. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because the Fund has significant exposure to the real estate sector, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•  declines in the value of real estate;

•  risks related to general and local economic conditions;

•  possible lack of availability of mortgage funds;

•  overbuilding;

•  extended vacancies of properties;

•  increased competition;

•  increases in property taxes and operating expenses;

•  changes in zoning laws;

•  losses due to costs resulting from the clean-up of environmental problems;

•  liability to third parties for damages resulting from environmental problems;

•  casualty or condemnation losses;

•  limitations on rents;

•  changes in neighborhood values and the appeal of properties to tenants; and

•  changes in interest rates.

Thus, the value of the Fund's shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries.
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Additional Information Regarding the Fund (Unaudited) (continued)

Concentration Risk. Concentration risk is the risk that The Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be. The Fund may be subject to greater volatility with respect to its portfolio securities than the Fund that is more broadly diversified.

Fixed Income Risk. The prices of fixed income securities react to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund's fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant.

Following the financial crisis of 2008, the Federal Reserve Board lowered the target range for the federal funds rate to near zero and implemented quantitative easing programs. Quantitative easing ended in 2014. In a statement issued in March 2015, the Federal Open Market Committee stated that it anticipated that it would be appropriate to raise the target range for the federal funds rate when it had seen some further improvement in the labor market and was reasonably confident that inflation would move back to its two percent objective over the medium term. In December 2015, the Federal Open Market Committee decided to raise the target range for the federal funds rate to one-quarter to one-half percent and addressed how it would determine the timing and size of future adjustments to the target range for the federal funds rate.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Return of Capital Risk. The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder's basis in the Fund's shares and reduces the shareholder's basis to that extent.

Commercial Paper Risk. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Stapled Security Risk. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Investment Grade Securities Risk. Investment grade corporate securities are securities rated BBB- or above by Standard and Poor's Corporation or Fitch IBCA or Baa3 or above by Moody's Investors Service, Inc. or, if non-rated, are determined by the Investment Adviser to be of comparable credit quality. Investment grade corporate securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

Short-term Debt Obligations Risk. The Fund may invest in certain bank obligations including certificates of deposit, bankers' acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a

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foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. Bankers' acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits.

Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Income and Distribution Risk. The income that shareholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund's holdings decrease, shareholders' income from that Fund could decline. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but are elected and declared at the discretion of the issuer's board of directors and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion. There can be no assurance that monthly distributions paid by the Fund to the shareholders will be maintained at initial levels or increase over time.

Asset Allocation Risk. The Fund is subject to the risk that the Investment Adviser's selection and weighting of asset classes may cause the Fund to fail to meet its investment objective, cause the Fund to underperform other funds with a similar investment objective or cause an investor to lose money.
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Additional Information Regarding the Fund (Unaudited) (continued)

Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Construction and Development Risk. Investments in new or development stage infrastructure projects, likely retain some risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, delays in procuring sites, strikes, disputes, environmental issues, force majeure, or failure by one or more of the infrastructure investment participants to perform in a timely manner their contractual, financial or other commitments. These delays in the projected completion of a project could result in delays in the commencement of cash flow and an increase in the capital needed to complete construction, which may have a material adverse effect on the Fund's financial performance.

Contingent Convertible Securities Risk. Contingent convertible securities ("CoCos") have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events ("triggers") linked to regulatory capital thresholds or regulatory actions relating to the issuer's continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund's rights and claims will generally rank junior to the claims of holders of the issuer's other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer's underlying equity securities following a trigger event, the Fund's holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Gold and Other Precious Metals Risk. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the

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transportation of such assets to and from the Fund's custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Infrastructure Risk. The Fund's investments in Infrastructure Securities involve risks. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:

Regulatory Risk. Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies' inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Regional or Geographic Risk. This risk arises where an infrastructure company's assets are not movable. Should an event that somehow impairs the performance of an infrastructure company's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

Through-put Risk. The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

Project Risk. To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund's return from that investment.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.
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Additional Information Regarding the Fund (Unaudited) (continued)

Operation Risk. The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Customer Risk. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

Inflation Risk. Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Risks of Investing in Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation and related cost-intensive integrity management and testing programs. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulation Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them.
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The ability of interstate pipelines held in tax-pass-through entities such as MLPs to include an allowance for income taxes as a cost-of-service element in their regulated rates has been subject to extensive litigation before the FERC and the courts for a number of years. It has been FERC's policy to permit pipelines to include in cost-of-service a tax allowance to reflect actual or potential income tax liability on their public utility income attributable to all partnership or limited liability company interests, if the ultimate owner of the interest has an actual or potential income tax liability on such income. Whether a pipeline's owners have such actual or potential income tax liability has been reviewed by the FERC on a case-by-case basis.

In March 2018, FERC issued a revised policy statement on treatment of income taxes, which announced that it will no longer allow MLPs to recover income tax allowances from their expense calculations. The revised policy statement only applies to MLPs with regulated cost-of-service tariffs, but FERC indicated that it will address income tax allowances for non-MLP partnerships in subsequent proceedings. As a result, FERC-regulated cost-of-service pipelines may need to adjust their prices downwards to prevent over-earning their "just and reasonable" return on equity. This may adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect such companies' financial condition and ability to pay distributions or dividends to their equity holders. Natural gas pipelines have been directed to review their rates by the end of 2018, while oil pipelines will face a review of their pricing in 2020. The revised policy statement is subject to rehearing at FERC and will likely be the subject of subsequent appellate court review.

Further, intrastate pipelines are subject to regulation in many states, which, while less comprehensive than FERC regulation, makes intrastate pipeline tariffs subject to protest and complaint and may adversely affect such intrastate pipelines' financial condition, cash flows and ability to pay distributions or dividends.

Financing Risk. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Natural Resources Risk. The Fund's investments in Natural Resources Securities involve risks. The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Sector Focus Risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity
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prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries. Recently, the energy sector has experienced significant volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. To the extent the Fund invests in companies in the oil sector, it may be subject to greater volatility than funds that do not invest in the oil sector.

Small- and Mid-Capitalization Risk. The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
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Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Interested Director Class I Director to serve until 2026 Annual Meeting of Shareholders:
David W. Levi* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Chief Executive Officer of Brookfield Oaktree Wealth Solutions (2021-Present); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9
Independent Directors Class II Director to serve until 2024 Annual Meeting of Shareholders:
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2013-Present); CEO/Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Co-founder, CEO and Chair of Capstak, Inc. (2014-2018); Member of the Honorary Board of University Settlement House (2014-Present); CFO of My Flex, Inc., an EQBR company (2022-Present).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Director, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020[2]	Director/Trustee of several investment companies advised by the Adviser (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016-2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021-Present).	9
Independent Directors Class III Directors to serve until 2025 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present).	9
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Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fundand Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-Present); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021); Managing Partner of Federal City Capital Advisors (1997-2021).	9
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Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Funds

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (November 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017	CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present).
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the "1940 Act") because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Fund on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

The Funds' Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

2022 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2022 Annual Report

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CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Sub-Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

1-800-937-5449

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Filing Administrator

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Directors of the Fund

Edward A. Kuczmarski  Chair of Board of Directors

William H. Wright II  Chair of Audit Committee

Heather S. Goldman  Chair of Nominating and Compensation Committee

Stuart A. McFarland  Director

David W. Levi  Director (Interested)

Officers of the Fund

Brian F. Hurley  President

Casey P. Tushaus  Treasurer

Craig A. Ruckman  Secretary

Adam R. Sachs  Chief Compliance Officer

Mohamed S. Rasul  Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

(b) Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski and William H. Wright II each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	$73,500	$70,000
(b) Audit-Related Fees*	$0	$8,500
(c) Tax Fees**	$72,607	$9,800
(d) All Other Fees	$0	$0

* The Audit-Related Fees listed are related to agreed-upon procedures performed during the initial and secondary offerings of the Registrant and the issuance of consents by Deloitte with respect to corresponding registration statement filings.

** Tax fees consist of fees for review of tax returns and tax distribution requirements. In addition, fees billed to the Fund in relation to tax reclaims for the fiscal years ended December 31, 2022 and 2021 were $62,307 and $0, respectively.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2022 and December 31, 2021, for non-audit services rendered to the registrant and the registrant’s investment adviser were $231,607 and $168,300, respectively. For the fiscal years ended December 31, 2022 and December 31, 2021, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $159,000 and $150,000, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and administrator is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Stuart A. McFarland, Edward A. Kuczmarski, Heather S. Goldman and William H. Wright II.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

●	PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;
●	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
●	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

●	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or
●	If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●	any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
●	any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of PSG to such requests; and
●	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

Larry Antonatos – Managing Director, Portfolio Manager

Larry Antonatos has 29 years of industry experience and is a Portfolio Manager for the Public Securities Group’s Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Larry joined the firm in 2011 as Product Manager for the firm’s equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Gaal Surugeon, CFA – Director, Portfolio Manager

Gaal Surugeon has 12 years of industry experience and is a Director for Brookfield’s Real Asset Solutions team. He is responsible for portfolio construction and asset allocation for the firm’s diversified real asset portfolios. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and director of asset allocation and research. Prior to that, he was an Associate Economist at Decision Economics, Inc. Gaal holds the Chartered Financial Analyst designation and is a member of the CFA Society Chicago. He earned a Bachelor of Arts in Economics from the University of Michigan – Ann Arbor.

Chris Janus – Director, Portfolio Manager

Chris Janus has 14 years of industry experience and is a Director on Brookfield’s Corporate Credit team. He is responsible for covering Real Estate via corporate bonds, bank loans and CMBS (Commercial Mortgage Backed Securities). Previously, he was a Director on Brookfield’s Structured Products team focused on CMBS, CRE CLOs (Commercial Real Estate Collateralized Loan Obligations) and direct lending. Prior to joining the firm in 2009, Chris began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group. Chris earned a Bachelor of Science degree in Mechanical Engineering from Miami University.

Sub-Adviser

Oaktree Capital Management L.P.

Justin Guichard – Managing Director and Co-Portfolio Manager

Mr. Guichard joined Oaktree in 2007.  He is a managing director and co-portfolio manager for Oaktree’s Real Estate Debt and Structured Credit strategies.  In addition to his strategy management responsibilities, Mr. Guichard is responsible for investing capital for Oaktree’s Real Estate Debt, Real Estate Income, Real Estate Opportunities, Structured Credit and Global Credit strategies.  Prior to Oaktree, he worked for Barrow Street Capital which, he joined in 2005.  Mr. Guichard began his career in Merrill Lynch & Co.’s Real Estate Investment Banking group.  He received a B.A. degree from University of California, Los Angeles, where he was an Alumni Scholar, and an M.B.A. from MIT’s Sloan School of Management.

Management of Other Accounts

Adviser

Mr. Antonatos manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Antonatos as of December 31, 2022 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	7	4
Number of Accounts Managed with Performance-Based Fees	–	1	1
Assets Managed (assets in millions)	$578.7	$1,133.3	$347.9
Assets Managed with Performance-Based Fees (assets in millions)	$–	$64.9	$46.7

Mr. Surugeon manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Surugeon as of December 31, 2022 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	7	4
Number of Accounts Managed with Performance-Based Fees	–	1	1
Assets Managed (assets in millions)	$578.7	$1,133.3	$347.9
Assets Managed with Performance-Based Fees (assets in millions)	$–	$64.9	$46.7

Mr. Janus manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Janus as of December 31, 2022 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	–	–	7
Number of Accounts Managed with Performance-Based Fees	–	–	–
Assets Managed (assets in millions)	$–	$–	$44.7
Assets Managed with Performance-Based Fees (assets in millions)	$–	$–	$–

Oaktree Capital Management L.P.

Mr. Guichard manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Guichard as of December 31, 2022 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	–	4	9
Number of Accounts Managed with Performance-Based Fees	–	3	5
Assets Managed (assets in millions)	$–	$4,288.2	$1,975.3
Assets Managed with Performance-Based Fees (assets in millions)	$–	$4,076.8	$679.9

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as December 31, 2022.

Adviser

Dollar Range of Securities Owned
Larry Antonatos	None
Gaal Surugeon, CFA	None
Chris Janus	None

Sub-Adviser

Oaktree Capital Management L.P.

Dollar Range of Securities Owned
Justin Guichard	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. The Registrant’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, each portfolio manager manages multiple accounts. As a result, a portfolio manager will not be able to devote all of his time to management of the Fund. A portfolio manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, each portfolio manager manages accounts with investment strategies and/or policies that are similar to the Fund. If a portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser and its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser and its affiliates, or other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which he has investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. For example, as reflected above, if a portfolio manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. A portfolio manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

Portfolio Manager Compensation

The portfolio managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the portfolio managers and other investment professionals has four primary components:

●	A base salary;
●	An annual cash bonus;
●	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
●	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by Brookfield.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Each portfolio manager was compensated for the sale of his equity interests in Center Coast to Brookfield, and may receive additional contingent payments to be paid within the first five years following the closing of the transaction calculated based, in part, on the assets under management of the business and subject to certain conditions.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Real Assets Income Fund Inc.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 9, 2023

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	March 9, 2023